OPERATING AGREEMENT

                                                        OF

                                         GREEN RIVER AT PALOMINO PARK LLC,
                                       A COLORADO LIMITED LIABILITY COMPANY

                                              as of January 5, 2000



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                                TABLE OF CONTENTS

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
1        DEFINITIONS..............................................................................................1
2        FORMATION OF COMPANY....................................................................................13
                  2.1               Formation....................................................................13
                  2.2               Name.........................................................................13
                  2.3               Principal Place of Business..................................................13
                  2.4               Registered Office and Registered Agent.......................................14
                  2.5               Articles of Organization.....................................................14
                  2.6               Term.........................................................................14
3        BUSINESS OF COMPANY.....................................................................................14
                  3.1               Permitted Businesses.........................................................14
                  3.2               Other Activity or Business...................................................14
4        CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS
                  AND LOANS TO THE COMPANY.......................................................................15
                  4.1               Capital Contributions........................................................15
                  4.2               Withdrawal or Reduction of Members' Contributions to Capital
                   ..............................................................................................15
                  4.3               Development Deficit Payments.................................................16
                  4.4               Operating Deficit Payments...................................................16
                  4.5               Additional Capital Contributions.............................................16
                  4.6               Miscellaneous................................................................16
5        INITIAL CLOSING; INFRASTRUCTURE LAND CLOSING;
                  CONSTRUCTION LOAN CLOSING......................................................................16
                  5.1               Initial Closing..............................................................16
                  5.2               Construction Procedures and Closing..........................................18
                  5.3               Infrastructure Land Closing and Bond Financing of Infrastructure
                   ..............................................................................................20
                  5.4               Failure of Construction Loan Closing to Occur................................20
6        DEVELOPMENT OF PROJECT; OPERATIONS PRIOR TO THE
                  FINAL CLOSING DATE.............................................................................21
                  6.1               Duties of Feld...............................................................21
                  6.2               Construction Completion......................................................22
                  6.3               Development Deficit Guaranty.................................................22
                  6.4               Operating Deficit Guaranty...................................................23
                  6.5               Liabilities of the Company...................................................23
                  6.6               Construction Contracts.......................................................23
                  6.7               Administration of the Construction Loan......................................24
                  6.8               Change Orders................................................................24
                  6.9               Retainage....................................................................24
                  6.10              Agreements with Affiliates...................................................24
                  6.11              Warranty by Feld.............................................................25

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                  6.12              Insurance....................................................................25
                  6.13              Personal Obligation..........................................................26
                  6.14              Force Majeure................................................................26
                  6.15              Limitations of Feld's Authority..............................................26
                  6.16              Pre-Existing Environmental Condition Liability...............................27
7        COMPENSATION TO FELD....................................................................................27
                  7.1               Development Management Fee...................................................27
                  7.2               Construction Management Fee..................................................27
                  7.3               Construction Loan Guarantee Fee..............................................28
                  7.4               Cost Savings Fee.............................................................28
                  7.5               Incentive Fee................................................................28
                  7.6               Completion Fee...............................................................28
                  7.7               Conditions to Payment of Fees; Right of Offset...............................28
8        FINAL CLOSING...........................................................................................29
                  8.1               Conditions to Final Closing..................................................29
                  8.2               Initiation of Final Closing..................................................29
                  8.3               Actions at the Final Closing.................................................29
                  8.4               Certain Rights of Feld Upon Satisfaction of Final Closing Funding
                  Conditions.....................................................................................30
9        ALLOCATIONS.............................................................................................30
                  9.1               Profits and Losses...........................................................30
                  9.2               General Provisions...........................................................30
                  9.3               Special Provisions...........................................................31
                  9.4               Code Section 704(c) Allocations..............................................32
                  9.5               Allocations Relating to Taxable Issuance of Interest.........................33
10       DISTRIBUTIONS...........................................................................................33
                  10.1              Cash Flow....................................................................33
                  10.2              Division Among Members.......................................................33
                  10.3              Special Distribution to WPHC.................................................33
11       BOOKS, RECORDS, AND ACCOUNTING..........................................................................33
                  11.1              Books and Records............................................................33
                  11.2              Reports......................................................................33
                  11.3              Tax Returns..................................................................34
                  11.4              Special Basis Adjustment.....................................................34
                  11.5              Tax Matters Partner..........................................................34
                  11.6              Bank Accounts................................................................35
12       MANAGEMENT..............................................................................................35
                  12.1              Management...................................................................35
                  12.2              Number, Tenure and Qualifications............................................35
                  12.3              Appointment of Feld as Manager...............................................35
                  12.4              Certain Powers of Managers...................................................35
                  12.5              Member Approval of Certain Acts..............................................36
                  12.6              Liability for Certain Acts...................................................36



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                  12.7              Indemnity of the Members and the Managers....................................37
                  12.8              Manner of Acting.............................................................37
                  12.9              Informal Act by Managers.....................................................37
                  12.10             Participation by Electronic Means............................................37
                  12.11             Resignation..................................................................38
                  12.12             Removal......................................................................38
                  12.13             Vacancies....................................................................39
                  12.14             Prohibition Against Publicly Traded Partnership..............................39
13       REPRESENTATIONS, WARRANTIES AND COVENANTS...............................................................40
                  13.1              Representations and Warranties of Each Member................................40
                  13.2              Representations, Warranties and Covenants of Feld............................41
                  13.3              General Representation.......................................................43
                  13.4              Survival; Indemnity..........................................................43
14       RIGHTS AND OBLIGATIONS OF MEMBERS.......................................................................44
                  14.1              Limitation of Liability......................................................44
                  14.2              Company Debt Liability.......................................................44
                  14.3              List of Members..............................................................45
                  14.4              Company Books................................................................45
                  14.5              Priority and Return of Capital...............................................45
                  14.6              Outside Activity.............................................................45
15       MEETINGS OF MEMBERS.....................................................................................46
                  15.1              Annual Meeting...............................................................46
                  15.2              Special Meetings.............................................................46
                  15.3              Place of Meeting.............................................................46
                  15.4              Notice of Meetings...........................................................46
                  15.5              Meeting of all Members.......................................................46
                  15.6              Record Date..................................................................46
                  15.7              Quorum.......................................................................46
                  15.8              Manner of Acting.............................................................47
                  15.9              Proxies......................................................................47
                  15.10             Action by Members Without a Meeting..........................................47
                  15.11             Voting by Ballot.............................................................47
                  15.12             Waiver of Notice.............................................................47
16       TRANSFERABILITY; PUT-CALL PROVISIONS....................................................................47
                  16.1              Restrictions on Transferability..............................................47
                  16.2              Put-Call Rights..............................................................48
                  16.3              Calculation of Option Price..................................................48
                  16.4              Right of Offset..............................................................49
                  16.5              Restrictions on Resignation..................................................49
                  16.6              Permitted WPHC Transfer......................................................49
17       ADMISSION OF ADDITIONAL MEMBERS.........................................................................50
18       DISSOLUTION AND TERMINATION.............................................................................50
                  18.1              Dissolution..................................................................50


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                  18.2              Effect of Filing of Dissolving Statement.....................................50
                  18.3              Distribution of Assets Upon Dissolution......................................50
                  18.4              Articles of Dissolution......................................................51
                  18.5              Filing of Articles of Dissolution............................................51
                  18.6              Winding Up...................................................................51
                  18.7              No Restoration of Deficit Capital Accounts...................................51
                  18.8              Deemed Liquidation...........................................................52
                  18.9              Permitted Withdrawal by Feld.................................................52
19       MISCELLANEOUS PROVISIONS................................................................................52
                  19.1              Statement of Intent of Parties...............................................52
                  19.2              Notices......................................................................52
                  19.3              Application of Colorado Law..................................................53
                  19.4              Waiver of Action for Partition...............................................54
                  19.5              Amendments...................................................................54
                  19.6              Construction.................................................................54
                  19.7              Headings.....................................................................54
                  19.8              Waivers......................................................................54
                  19.9              Time of the Essence..........................................................54
                  19.10             Remedies for Default.........................................................54
                  19.11             Rights and Remedies Cumulative...............................................54
                  19.12             Severability.................................................................54
                  19.13             Heirs, Successors and Assigns................................................54
                  19.14             Counterparts.................................................................55
                  19.15             Further Assurances...........................................................55
                  19.16             Entire Agreement.............................................................55
                  19.17             Attorneys Fees...............................................................55

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THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR
INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE MANAGERS OF THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE
SUBMISSION TO THE MANAGERS OF THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE MANAGERS TO THE EFFECT THAT ANY SUCH TRANSFER OR SALE WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                             OPERATING AGREEMENT OF
                        GREEN RIVER AT PALOMINO PARK LLC,
                      A COLORADO LIMITED LIABILITY COMPANY

     THIS OPERATING AGREEMENT is made as of the 5th day of January, 2000, by and among AL FELD, an individual ("Feld"), and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC"), as the members of GREEN RIVER AT PALOMINO PARK LLC, a Colorado limited liability company (the "Company").

     NOW THEREFORE, pursuant to the Act, the following shall constitute the Operating Agreement of GREEN RIVER AT PALOMINO PARK LLC, a Colorado limited liability company.

1    DEFINITIONS

     The following terms used in this Operating Agreement shall have the following meanings (unless otherwise expressly provided herein):

     (a) "Accountants" means Ernst & Young or such other accountant engaged by the Company with the unanimous consent of the Members.

     (b) "Act" means the version of the Colorado Limited Liability Company Act adopted by the State of Colorado, Colo. Rev. Stat.ss.ss.7-80-101 to 7-80-913, as amended from time to time.

     (c) "Adjusted Capital Account Deficit" with respect to any Member means the deficit balance, if any, in such Member's Capital Account as of the end of any Fiscal Year after giving effect to the following adjustments: (i) credit to such Capital Account the sum of (A) any amount which such Member is obligated to restore to such Capital Account pursuant to any provision of this Agreement, plus (B) an amount equal to such Member's share of Partnership Minimum Gain as

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determined under  Regulation  Section  1.704-2(g)(1)  and such Member's share of
Partner Nonrecourse Debt Minimum Gain as determined under Regulation Section 1.704-2(i)(5), plus (C) any amounts which such Member is deemed to be obligated to restore pursuant to Regulation Section 1.704-1(b)(2)(ii)(c); and (ii) debit
to  such   Capital   Account  the  items   described  in   Regulation   Sections
1.704-1(b)(2)(ii)(d)(4), (5) and (6).

     (d) "Affiliate" means any Person controlling the outstanding equity interests or profits interests of any other Person, any Person whose outstanding equity interests are controlled by any other Person, or any Person controlling, controlled by, or under common control with any other Person.

     (e) "Agreement" shall mean this Operating Agreement as originally executed and as it may be amended from time to time.

     (f)  "Approved  Affiliate  Agreements"  shall have the meaning set forth in
Section 5.2.6 hereof.

     (g) "Architect's Agreement" means the agreement to be entered into between the Company and Feld Design, Inc. ("Architect"), an Affiliate of Feld, at or prior to the Construction Loan Closing.

     (h) "Asset Value" with respect to any Company asset means:

     (i) The fair market value, when contributed, of any asset contributed to the Company by any Member;

     (ii) The fair market value on the date of distribution of any asset distributed by the Company to any Member as consideration for an Interest in the Company;

     (iii) The fair market value of all Property at the time of the happening of any of the following events: (A) the admission of a Member to, or the increase of an Interest of an existing Member in, the Company in exchange for a Capital Contribution; or (B) the liquidation of the Company under Regulation Section 1.704-1(b)(2)(ii)(g); or

     (iv) The Basis of the asset in all other circumstances.

     (i) "Bankruptcy Event" with respect to the Company or any Member means any one of:

     (A) Filing a voluntary petition in bankruptcy or for reorganization or for adoption of an arrangement under the Bankruptcy Code;

     (B) Making a general assignment for the benefit of creditors;



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     (C) The  appointment  by a court of a receiver  for all or a portion of the property of the Company or for all or a portion of a Member's property having an aggregate value in excess of $500,000;

     (D) The entry of an order for relief in the case of an involuntary petition in bankruptcy; or

     (E) The assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of the Company's or such Member's property, as appropriate.

     (j) "Basis" with respect to an asset means the adjusted basis from time to time of such asset for federal income tax purposes.

     (k) "Budgeted Construction Loan Interest" means that amount which appears in the line item of the Final Project Budget (attached hereto as Exhibit O) denoted as "CONSTR. LOAN INTEREST.

     (l) "Call Option" means the call option of WPHC with respect to the Interest of Feld as described in Section 16.2.1 hereof.

     (m) "Capital Account" means an account maintained for each Member in accordance with Regulation Sections 1.704-1(b) and 1.704-2 and to which the following provisions apply to the extent not inconsistent with such Regulations:

     (i) There shall be credited to each Member's Capital Account (A) such Member's Capital Contributions; (B) such Member's distributive share of Profits;
(C) any items of income or gain specially allocated to such Member under Section
9.3 of this Agreement; and (D) the amount of any Company liabilities (determined as provided in Code Section 752(c) and the Regulations thereunder) assumed by such Member or to which Property distributed to such Member is subject;

     (ii) There shall be debited to each Member's Capital Account (A) the amount of money and the Asset Value of any Property distributed to such Member pursuant to this Agreement; (B) such Member's distributive share of Losses; (C) any items of expense or loss which are specially allocated to such Member under Section
9.3 of this Agreement, and (D) the amount of liabilities (determined as provided in Code Section 752(c) and the Regulations thereunder) of such Member assumed by the Company or to which Property contributed to the Company by such Member is subject; and

     (iii) The Capital Account of any transferee Member shall include the appropriate portion of the Capital Account of the Member from whom the transferee Member's Interest was obtained.

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     (n) "Capital Contribution" means the amount of money and the Asset Value of any property other than money contributed to the Company by a Member with respect to such Member's Interest in the Company.

     (o) "Capital Contribution Balance" means with respect to any Member the aggregate Capital Contributions made by such Member, plus an amount corresponding to interest thereon at an annual rate of twelve percent (12%) from the date(s) such Capital Contributions are made until the Option Closing Date. The parties acknowledge that the definition of Capital Contribution Balance is only used in connection with the determination of Fair Market Value of Feld's Interest.

     (p) "Cash Flow" means the Operating Cash Flow and Sales or Refinancing Cash Flow for any given period.

     (q) "Code" means the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent superseding federal revenue laws.

     (r) "Company" means GREEN RIVER AT PALOMINO PARK LLC, a Colorado limited liability company.

     (s) "Construction Consultant" means the Construction Consultant selected by WPHC to monitor construction on behalf of WPHC, or such other consultant as may be selected by WPHC.

     (t) "Construction Lender" means the maker of the Construction Loan, or its successor and assigns in such capacity.

     (u) "Construction Loan" means the Construction Loan in a principal amount not to exceed $39,400,000 to be made to the Company by the Construction Lender at the Construction Loan Closing.

     (v) "Construction Loan Closing" means the closing of the transactions described in Section 5.2 hereof.

     (w)  "Construction   Loan  Closing  Date"  means  the  date  on  which  the
Construction Loan Closing occurs.

     (x) "Construction Loan Outside Date" has the definition given it in Section
5.2.4 hereof.

     (y) "Construction Procedures" means the requirements regarding construction procedures set forth on Exhibit B attached hereto.

     (z) "Conversion Date" means the date on which Substantial Completion has occurred.


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     (aa)  "Control"  means the direct or indirect  ownership of at least 50% of the equity interests or profits interests of any other Person.

     (bb) "Cost Savings" means the positive amount, if any, equal to: Total Budgeted Development Costs, minus (i) the undisbursed amount, if any, of Budgeted Construction Loan Interest through Substantial Completion and minus
(ii) the actual Development Costs incurred through the Final Closing Date."

     (cc) "Deposit Agreement" means the Deposit and Contract Administration Agreement between WPHC and The Feld Company regarding the Land Contract, which Deposit and Contract Administration Agreement is attached hereto as Exhibit C.

     (dd) "Depreciation" for any Fiscal Year or other period means the cost recovery deduction with respect to an asset for such year or other period as determined for federal income tax purposes, provided that if the Asset Value of such asset differs from its Basis at the beginning of such year or other period, depreciation shall be determined as provided in Regulation Section 1.704-1(b)(2)(iv)(g)(3).

     (ee) "Development Costs" means the direct or indirect costs paid or accrued by the Company related to the acquisition of the Project Land and the development of the Project, including without limitation: (i) all costs of construction and development of the Project; (ii) all costs of causing the Project and its operations to comply with laws prior to the date of Substantial Completion; (iii) all real estate taxes, assessments and personal property taxes relating to the period prior to the Conversion Date; (iv) all costs of insurance incurred by or charged to the Company relating to the period prior to the Conversion Date; (v) all fees paid to Feld or its Affiliates (excluding the property management fee paid to The Feld Company); (vi) all financing costs relating to the period prior to the Conversion Date, including origination fees, reimbursement of expenses of the Construction Lender and interest; (vii) all costs of administration of the Company, including legal and accounting fees prior to or on the Final Closing Date; and (viii) costs of title insurance endorsements deleting the mechanic's lien exception from the owner's title policy and bringing the date of the owner's title policy down to the date of Final Closing.

     (ff) "Development Deficits" means the positive amount, if any, by which Development Costs exceed the sum of: (a) the Capital Contributions of the Members required to be made at the Initial Closing, (b) the Final Closing Capital Contribution, and (c) the aggregate NOI Construction Loan Interest Payments, less any undisbursed Budgeted Construction Loan Interest, for the period prior to the date of Substantial Completion.

     (gg) "Development Deficit Payments" shall mean the Development Deficit Payments to be paid by Feld pursuant to Section 6.3 of this Agreement.

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     (hh) "Entity" means any general partnership,  limited partnership,  limited
liability  company,   corporation,   joint  venture,   trust,   business  trust,
cooperative or association, or any governmental or quasi-governmental agency or body.

     (ii) "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. Section 9601, et. seq.; the Hazardous Materials Transportation Act, 49 U.S.C.A. Section 1801, et. seq.; the Resource Conversation and Recovery Act, 42 U.S.C.A. Section 6901, et. seq.; the Toxic Substances Control Act, 15 U.S.C.A. Section 2601, et. seq.; the Federal Water Pollution Control Act, 33 U.S.C.A. Section 1251, et. seq.; any Colorado environmental laws; or any successor to such laws (in existence on the date any relevant representation is made or updated), or any other federal, state or local environmental, health or safety statute, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards concerning or in connection with hazardous or toxic wastes, substances, material, smoke, gas or particulate matter as now or at any time hereafter in effect, or any common law theory based on nuisance or strict liability.

     (jj) "Environmental Reports" means the Environmental Site Assessment prepared by ATC Associates dated March 16, 1994, concerning the Land, and the Phase I Environmental Site Assessment Update dated November 15, 1999, prepared by ATC Associates.

     (kk) "Fair Market Value of Feld's Interest" means the following:

     (i) one percent (1.0%) of the following: (A) the fair market value of the Company's assets as determined by the Accountants based on the books and records of the Company and on a current appraisal of the Project, minus (B) the amount of the Company's debts and liabilities, including without limitation, any debt encumbering the Project, trade payables, accrued expenses and adjustments for any reasonably foreseeable contingent liabilities as determined by the Accountants and any other fees payable to Feld, minus (C) the Infrastructure Cost allocable to the Project made on the same basis that such allocation of Infrastructure Cost is made in connection with the calculation of the Incentive Fee; minus

     (ii) the amount determined as of the Option Closing Date by which (A) one percent (1.0%) of the aggregate Capital Contribution Balances of Feld and WPHC exceeds (B) the Capital Contribution Balance of Feld.

     (ll) "Final  Closing"  means the closing of the  transactions  described in
Article 8 hereof.

     (mm) "Final Closing Date" means the date on which the Final Closing occurs.

     (nn) "Final Closing Capital Contribution" means the Capital Contribution to be made by WPHC pursuant to Section 4.1.2(c) hereof, when, as and if required by this Agreement.

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     (oo)  "Final  Closing  Funding  Conditions"  means  the  conditions  to the obligations of WPHC to make the Final Closing Capital Contribution, or otherwise to satisfy its obligation under Section 8.3.1 hereof, which conditions are set forth on Exhibit D attached hereto.

     (pp) "Final Completion" means the lien-free completion of construction of the improvements in accordance with the Plans and Specifications (subject only to minor and inconsequential field changes and other changes consented to by
WPHC), including without limitation, completion or correction of all punchlist items and seasonal items such as landscaping to the reasonable satisfaction of WPHC, payment and release of all liens of subcontractors, materialmen, and other providers of labor, equipment, material and/or services to the Property and the Project as evidenced by the receipt of all unconditional lien releases from all such subcontractors, materialmen and all other providers of labor, equipment, material and/or services to the Property and the Project, or in the event a lien is being contested, the posting by Feld of collateral in an amount and form reasonably satisfactory to WPHC, which may include providing a surety bond to which the lien is transferred and providing title insurance coverage against such liens.

     (qq) "Fiscal Year" means the taxable year of the Company for federal income
tax  purposes  as  determined   under  Code  Section  706  and  the  Regulations
thereunder.

     (rr) "Force Majeure" means acts of God, strikes, shortages of labor or materials, weather conditions or other matters not reasonably within Feld's control ("Force Majeure"), except that under no circumstances shall lack of available funds be considered an event of Force Majeure.

     (ss) "Gross Operating Revenues" shall mean, with respect to any given period of time, all gross operating income and rental revenues actually received by or paid to or for the account of the Company with respect to the ownership, operation, leasing and occupancy of the Project, excluding tenant security deposits paid under Leases but including, but not limited to, any and all of the following: (i) rentals paid by tenants under leases of space in the Project ("Leases"); (ii) late charges and interest paid by tenants under Leases; (iii) rents and receipts from vending machines and similar items; (iv) fees from parking garages or carports, if applicable; and (v) cable television and telephone revenues.

     (tt) "Hazardous Materials" means without limitation, (i) asbestos or any material composed of or containing asbestos or urea formaldehyde in any form and in any type; (ii) polychlorinated biphenyl compounds; (iii) oil hydrocarbons, petroleum, petroleum products or products containing or derived from petroleum;
(iv) any hazardous or toxic waste, substance, material, smoke, gas or particulate matter, as presently defined by or for purposes of Environmental Laws.

     (uu) "Incentive Fee" has the meaning set forth in Exhibit P hereof.

     (vv) "Infrastructure" means the interior street improvements, utilities, landscaping, a perimeter wall and gate, a guardhouse, a recreational center and amenities, and a park and recreational amenities to be constructed on the Infrastructure Land, as more particularly described on Exhibit E attached hereto.

     (ww) "Infrastructure Costs" means the actual cost of acquiring, constructing and developing all of the Infrastructure, including without limitation the cost of the Infrastructure Land, design and engineering costs, construction management fees, general contractor fees, property taxes on the Infrastructure Land prior to completion of the Infrastructure, interest expense on the Infrastructure Land and the Infrastructure at an assumed nine percent
(9.0%) rate of interest for the period prior to the completion of each applicable phase of the Infrastructure. Infrastructure shall not include the cost of issuance of bonds to finance the Infrastructure. If all of the Infrastructure has not been finally completed at the time of determination of Infrastructure Costs due to phasing of the construction of Infrastructure or for any other reason, then Infrastructure Costs shall include an amount equal to the expected amount of Infrastructure Costs upon final completion of the Infrastructure as reasonably determined by WPHC.

     (xx)  "Infrastructure   Land"  means  the  parcel  of  land  on  which  the
Infrastructure improvements shall be constructed, which parcel is described on Exhibit F attached hereto.

     (yy) "Infrastructure  Improvements  Agreement" has the meaning set forth in
Section 5.3.3 hereof.

     (zz) "Initial  Closing" means the closing of the transactions  described in
Section 5.1 hereof.

     (aaa) "Initial Closing Date" means the date on which the Initial Closing occurs.

     (bbb) "Interest" means the ownership interest of a Member in the Company at any particular time, including the right of such Member to any and all benefits to which such member may be entitled as provided in this Agreement or the Act, together with the obligations of such Member to comply with all the terms and provisions of this Agreement and the Act. Such Interest of each Member shall, except as specifically provided herein, be the percentage of the aggregate of such benefits or obligations specified in this Agreement as such Member's Percentage Interest.

     (ccc) "Land" means the parcel of land located in Douglas County, Colorado, which parcel is described on Exhibit G attached hereto.

     (ddd) "Land Contract" means that certain Second Amended and Restated Vacant Land Purchase and Sale Agreement dated March 23, 1995, between Mission Viejo Company, as Seller, and The Feld Company, as Purchaser, as assigned to and assumed by WPHC by that certain Assignment and Assumption Agreement - Purchase Agreement dated May 2, 1995.

     (eee) "Majority In Interest" shall mean Members holding a majority of the Percentage Interests.

     (fff) "Managers" shall mean one or more managers. Specifically, "Managers" shall mean Feld or any other Persons that succeed such Manager in that capacity. Managers need not be residents of the State of Colorado or Members of the Company. References to the Manager in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

     (ggg) "Master Development" means a five-phase, gated apartment community to be constructed on the Master Development Land, including a central 23-acre park containing a clubhouse, swimming pool and health club. The approximate anticipated number of units in each phase of the Master Development is as follows: Phase I -- 456; Phase II -- 304; Phase III -- 264; Phase IV -- 424; and Phase V -- 352, plus 80 units unallocated, for a total of 1,880 units if fully developed.

     (hhh) "Master Development Land" means the Land described on Exhibit H attached hereto, which land is all of the land to be sold and conveyed pursuant to the Land Contract.

     (iii) "Material Default" means a default by Feld in any of its obligations hereunder which in the reasonable judgment of WPHC has caused or is likely to cause damages to WPHC of $250,000 or more.

     (jjj) "Members" shall mean Feld and WPHC and each of the parties who may hereafter become additional or substituted Members.

     (kkk) "Minimum Option Price" means $50,000.

     (lll) "Multi-Family Project" shall mean an apartment project, condominium project, town- home project or other multi-family residential project.

     (mmm) "Net Operating Income" means, with respect to any given period of time, the aggregate Gross Operating Revenue for such period of time minus the aggregate Operating Expenses for such period of time. Notwithstanding the foregoing, in connection with the calculation of the Completion Fee, Net Operating Income shall be determined on an accrual basis for the relevant period with the following additional adjustments: if property taxes do not fully reflect the completion of the Project, then the property taxes shall be increased to the amount of property taxes that would have been assessed had the Project been completed and included in the calculation of the property taxes. With respect to calculating the Completion Fee only, such fully-assessed tax estimate shall be applied on a per-building basis beginning only upon receipt of a certificate of occupancy for each building.

     (nnn) "NOI Construction Loan Interest Payments" has the definition given it in Section 6.3 hereof.

     (ooo) "Operating Cash Flow" means with respect to any given period the Net Operating Income of the Company actually received and attributable to such period reduced by all debt service charges and expenses related to such period and by expenditures required to be capitalized for federal income tax purposes incurred during such period (other than Development Costs).

     (ppp) "Operating Deficits" means, for any specified period, the greater of 0 or the following: (A) the interest payments, accruals and periodic charges and expenses on the Construction Loan for such period to the extent each of the foregoing exceeds the amount available for such item under the Construction Loan; plus (B) the aggregate Operating Expenses for such period of time; minus
(C) Gross Operating Revenue for such period of time.

     (qqq) [INTENTIONALLY DELETED].

     (rrr) "Operating Expenses" shall mean with respect to any given period of time all expenses of the Company in connection with the ownership, operation, leasing and occupancy of buildings in the Project, which either are rent-ready or all or any portion of which are occupied by tenants, attributable to such period of time as determined on an accrual basis, excluding interest payments and accruals on the Construction Loan but including, but not limited to, any and all of the following: (i) general real estate taxes; (ii) special assessments or similar charges; (iii) personal property taxes, if any; (iv) sales and use taxes applicable to such operating expenses; (v) cost of utilities for the Project;
(vi) maintenance and repair costs of the Project; (vii) operating and management expenses and fees; (viii) premiums of insurance carried on or with respect to the Project; (ix) costs, including leasing commissions, advertisement and promotional costs, to obtain leases and the cost of work performed to ready space in the Project for occupancy under leases; (x) accounting and auditing fees and costs, attorneys' fees and other administrative and general expenses and disbursements of the Company in connection with the ownership, operation, leasing and management of the Project; (xi) expensed improvements in accordance with the accounting practices of WPHC; (xii) an allocable share of the costs and expenses of operating and maintaining the Infrastructure, excluding such costs and expenses that are paid by the owner of any other phase of the Master Development or are paid from operating reserves of the Infrastructure owner established in connection with the financing of the Infrastructure (the method of allocation of such costs and expenses shall be agreed upon by the Members at or prior to the Construction Loan Closing); and (xiii) any other costs, charges or expenses incurred by the Company which are not Development Costs.

     (sss) "Option Closing Date" means the date on which the Call Option or the Put Option shall close.

     (ttt) "Option Price" means the greater of the Fair Market Value of Feld's Interest and the Minimum Option Price.

     (uuu) "Outside Date" means the date that is twenty-eight (28) months following the Construction Loan Closing Date. Such Outside Date may be extended by Force Majeure, but in no event by more than 120 days.

     (vvv) "Percentage Interest" shall mean the following: (i) with respect to Feld, one percent (1.0%); and (ii) with respect to WPHC, ninety-nine percent (99.0%).

     (www) "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such Person where the context so admits.

     (xxx) "Plans and Specifications" means the for-construction plans and specifications for the construction of the Project, which plans and specifications are to be prepared and approved by the Members as described in
Section 5.2.2 hereof.

     (yyy) "Pre-Existing Environmental Condition" means the presence, if any, of Hazardous Materials on or about the Project Land on the Initial Closing Date which at any subsequent time constitutes a violation of Environmental Laws or which subjects or is reasonably expected to subject the Company or its Members or Managers to liability to any Person.

     (zzz) "Pre-Existing Environmental Condition Liability" means any liability, loss, damage or cost incurred by the Company prior to the Final Closing Date arising from a Pre-Existing Environmental Condition, including without limitation, any increase in Development Costs or Operating Expenses arising directly from a Pre-Existing Environmental Condition.

     (aaaa) "Profits" and "Losses" for any Fiscal Year or other period means an amount equal to the Company's taxable income or loss for such year or period determined in accordance with Code Section 703(a) and the Regulations thereunder with the following adjustments:

     (i) All items of income, gain, loss and deduction of the Company required to be stated separately shall be included in taxable income or loss;

     (ii) Income of the Company exempt from federal income tax shall be treated as taxable income;

     (iii) Expenditures of the Company described in Code Section 705(a)(2)(B) or treated as such expenditures under Regulation Section 1.704-1(b)(2)(iv)(i) shall be subtracted from taxable income;

     (iv) The difference between Basis and Asset Value shall be treated as gain or loss upon the happening of any event described in Article 1(h)(i), (ii) or
(iii);

     (v) Gain or loss resulting from the disposition of Property from which gain or loss is recognized for federal income tax purposes shall be determined with reference to the Asset Value of such Property;

     (vi) Depreciation shall be determined based upon Asset Value instead of as determined for federal income tax purposes; and

     (vii) Items which are specially allocated under Article 9 of this Agreement shall not be taken into account.

     (bbbb)  "Project"  means  the  424-unit   apartment   complex  and  related
facilities and amenities to be constructed on the Project Land in accordance with the Plans and Specifications. Project does not include the Infrastructure.

     (cccc) "Project Budget" means the budget for construction and development of the Project by the Company. As described in Section 5.2.3 hereof, in connection with the Construction Loan Closing, the Members shall agree upon the "Final Project Budget."

     (dddd) "Project Land" means the Land, excluding the Infrastructure Land.

     (eeee) "Property" means all real and personal property, tangible and intangible, owned by the Company.

     (ffff) "Property Management Agreement" means the Property Management Agreement to be entered into between the Company and The Feld Company, an Affiliate of Feld, in the form attached hereto as Exhibit J. The Property Management Agreement provides that it shall terminate on the first to occur of the following: (i) at the option of either party, upon the Removal of Feld; and
(ii) on the Final Closing Date.

     (gggg) "Put Option" means the put option of Feld with respect to the Interest of Feld as described in Section 16.2.2 hereof.

     (hhhh) "Regulations" means the federal income tax regulations, including temporary (but not proposed) regulations, promulgated under the Code.

     (iiii)  "Removal"  means the  removal of Feld  pursuant  to  Section  12.12 hereof.

     (jjjj) "Removal Event" has the meaning set forth in Section 12.12 hereof.

     (kkkk)  "Restricted  Party" has the  meaning  set forth in  Section  14.6.4 hereof.

     (llll) "Sales or Refinancing Cash Flow" means, for any given period, the cash proceeds received from the Company from the sale, other disposition, or refinancing of any or all of the

Property (including payments of principal and interest on obligations received by the Company in connection with such sale or other disposition) in excess of amounts necessary to discharge Company obligations with respect to such Property.

     (mmmm) "Substantial Completion" means satisfaction of all of the following:
(i) completion of construction of the Project in compliance with the Plans and Specifications (subject only to minor and inconsequential field changes and other changes consented to by WPHC, punch list items and seasonal items such as landscaping which do not interfere with the occupancy and use of the Project, and liens of subcontractors, materialmen, and other providers of labor, equipment, material and/or services to the Property and the Project not yet due and payable or for which either a surety bond or title insurance reasonably acceptable to WPHC is provided by Feld), as evidenced by temporary or permanent certificate(s) of occupancy, or the equivalent, issued by the applicable governmental authority for all buildings which are part of the Project, which permit the occupancy and use of all the apartment units; and (ii) each unit in the Project having been made rent-ready, including, without limitation, the installation of all appliances (including, without limitation, refrigerators and ranges), light fixtures, floor coverings and window coverings required by the Plans and Specifications or otherwise required for the use, occupancy, and operation of the units.

     (nnnn) "Substitute Member" shall mean any Person who or which is admitted to the Company as a substitute Member pursuant to Colo. Rev. Stat.ss.7-80-702(2)
(1991), as it may be amended.

     (oooo) "Total Budgeted Development Costs" means the Total Development Costs as shown on the Final Project Budget.

     (pppp) "WRP" shall mean Wellsford Real Properties, Inc., a Delaware corporation.

     (qqqq) "WPHC" means Wellsford Park Highlands Corp., a Colorado corporation.

2    FORMATION OF COMPANY

     2.1 FORMATION. On November 12, 1999, the parties hereto caused the Company to be organized as a Colorado limited liability company under and pursuant to the Act.

     2.2 NAME. The name of the Company is Green River at Palomino Park LLC, a Colorado limited liability company.

     2.3 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company within the State of Colorado shall be 1623 Blake Street, Suite 270, Denver, Colorado 80202. The Company may locate its places of business and registered office at any other place or places as the Managers may from time to time deem advisable.

     2.4 REGISTERED OFFICE AND REGISTERED AGENT. The Company's registered office shall be at the office of its registered agent at Corporation Service Company, 1560 Broadway, Denver, Colorado 80202 and the name of its initial registered agent at such address shall be Corporation Service Company. The registered agent shall provide promptly to the Managers copies of all written notices, summonses and other documents received by the registered agent on behalf of the corporation (other than general advertising and promotional materials) and, in any event, such copies shall be provided not more than ten (10) business days after receipt thereof by such registered agent. The Managers shall have no liability for the effects of any failure by the registered agent to timely deliver any such items to the Managers except to the extent the Managers had actual notice of such items prior to delivery by the registered agent. In any contracts, subcontracts, loan agreements or other documents entered into by the Company, the Managers shall provide that the addresses for notice to be given under any such agreements shall include both the registered agent and the Managers.

     2.5 ARTICLES OF ORGANIZATION. The Articles of Organization filed for the Company with the Secretary of State of the State of Colorado (the "Articles of Organization") are hereby adopted and incorporated by reference into this Agreement. In the event of any inconsistency between the Articles of Organization and this Agreement, the terms of the Articles of Organization shall govern.

     2.6 TERM. The term of the Company shall be thirty (30) years from the date of filing of Articles of Organization with the Secretary of State of the State of Colorado, unless the Company is earlier dissolved in accordance with either the provisions of this Agreement or the Act.

3    BUSINESS OF COMPANY

     3.1 PERMITTED BUSINESSES. The business of the Company shall be:

     3.1.1 To acquire the Land and to construct, develop, own, operate, manage, lease, finance, improve and sell or otherwise dispose of the Project; and

     3.1.2 To engage in all activities necessary, customary, convenient, or incidental to any of the foregoing.

     3.2 OTHER ACTIVITY OR BUSINESS. The Company shall not engage in any other activity or business unless approved by all Members.

4    CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS AND LOANS TO THE COMPANY

     4.1 CAPITAL CONTRIBUTIONS. Subject to the provisions of this Agreement, the Members shall be obligated to make the following Capital Contributions to the
Company:

     4.1.1 CAPITAL CONTRIBUTIONS BY FELD. At the Initial Closing, Feld shall make a Capital Contribution of $1,000.

     4.1.2 CAPITAL  CONTRIBUTIONS BY WPHC. WPHC shall make the following Capital
Contributions:

     (a) At the Initial Closing, WPHC shall make a Capital Contribution by conveying the Land to the Company, which Capital Contribution the parties agree shall be valued at $3,167,389 for the Land purchase price plus pre-development costs and carrying costs of $1,965,796, for a total of $5,133,185.

     (b) WPHC shall  have the right,  but not the  obligation,  to make  Capital
Contributions from time to time in its sole and absolute discretion to fund Operating Deficits or other expenses incurred by the Company. Notwithstanding the foregoing, so long as: (i) Feld is not in material default under this Agreement, and (ii) Feld has personally guaranteed the Construction Loan pursuant to Section 5.2.4 and is not in material default under such guaranty, then WPHC shall be obligated to make Capital Contributions to fund: (y) prior to Substantial Completion, the amount (if any) by which Operating Expenses exceed Gross Operating Revenue, and (z) Operating Deficits which were incurred during the period between Substantial Completion and payment in full of the Construction Loan.

     (c) At the Final Closing and contingent on satisfaction of all of the Final Closing Funding Conditions, WPHC shall make the Final Closing Capital Contribution in an amount equal to the following: (i) the Total Budgeted Development Costs, minus (ii) any Capital Contributions made prior to the Final Closing Date by WPHC, plus (iii) any distributions made to WPHC pursuant to
Section 10.3 hereof, minus (iv) an amount equal to sixty percent (60%) of Cost Savings in excess of $212,000, if any; or WPHC shall otherwise satisfy its obligations under Section 8.3.1 hereof.

WRP shall guaranty the obligation of WPHC to make the Final Closing Capital Contribution by executing the Guaranty attached hereto.

     4.2 WITHDRAWAL OR REDUCTION OF MEMBERS' CONTRIBUTIONS TO CAPITAL.

     4.2.1 A Member shall not receive out of the Company's Property any part of such Member's Capital Contributions in violation of the Act.

     4.2.2 A Member, irrespective of the nature of such Member's Capital Contribution, has the right to demand and receive only cash in return for such Member's Capital Contribution and then only in accordance with the terms of this Agreement.

     4.3 DEVELOPMENT DEFICIT PAYMENTS. Feld shall have the obligation to make Development Deficit Payments when and as required under Article 6 of this Agreement.

     4.4 OPERATING DEFICIT PAYMENTS. [INTENTIONALLY DELETED].

     4.5 ADDITIONAL CAPITAL CONTRIBUTIONS. Except as expressly described in this
Article 4, no Member has an obligation to make any Capital Contributions or loans or advances to the Company.

     4.6 MISCELLANEOUS.

     4.6.1 NO INTEREST ON CAPITAL CONTRIBUTION. No Member shall be entitled to or shall receive interest on such Member's Capital Contribution.

     4.6.2 NO WITHDRAWAL OF CAPITAL CONTRIBUTION. No Member may withdraw any capital from the capital of the Company except as expressly provided herein or under the Act.

     4.6.3 NO PRIORITY OF RETURN OF CAPITAL CONTRIBUTION. No Member shall have any priority over any other Member with respect to the return of any Capital Contribution, except as expressly provided herein.

     4.6.4 NO THIRD PARTY BENEFICIARIES. The provisions of this Article 3 are not intended to be for the benefit of and shall not confer any rights on any creditor or other Person (other than a Member in such Member's capacity as a Member) to whom any debts, liabilities or obligations are owed by the Company or any of the Members.

5    INITIAL CLOSING; INFRASTRUCTURE LAND CLOSING; CONSTRUCTION LOAN CLOSING

     5.1 INITIAL CLOSING. The Members of the Company shall cooperate to cause an Initial Closing at which the following shall occur:

     5.1.1 LAND CLOSING. The Company shall acquire the Land from WPHC. The Company shall obtain an Owner's Policy of Title Insurance from a title insurer acceptable to the Members (the "Title Company").

     5.1.2 REIMBURSEMENT OF FELD EXPENSES. Notwithstanding anything to the contrary herein, only those Reimbursable Expenses which constitute actual, third party costs of Feld shall be paid at the Initial Closing. Any Reimbursable Expenses for in-house architectural services or other services provided by Feld or The Feld Company ("In House Reimbursable Expenses") shall be paid only if and when a Construction Loan Closing occurs. In connection with any request for the payment of In House Reimbursable Expenses, Feld shall submit to WPHC for approval the following: (i) detailed invoices setting forth the services performed and work delivered by Feld and its Affiliates; and (ii) receipts, releases and documents of transfer and conveyance in connection with the work performed and services provided as may be reasonably requested by WPHC. The payment of any In House Reimbursable Expenses shall be subject to the approval of WPHC, which approval shall not be unreasonably withheld. If Feld is removed or withdraws as a Member and a Construction Loan Closing has not occurred by the date of such removal or withdrawal, then the Company shall have no obligation to pay Feld, The Feld Company or their Affiliates for any In House Reimbursable Expenses. Except as set forth in this Section 5.1.2, neither Feld nor The Feld Company shall have any right of reimbursement from the Company with respect to any other costs and expenses incurred in connection with the Project prior to the Initial Closing Date.

     5.1.3 APPROVAL OF LAND DOCUMENTS. The Company shall not proceed with the Initial Closing unless and until the form of documents related to the closing of the acquisition of the Land by the Company have been approved by all the Members.

     5.1.4 PLEDGE OF INTEREST.

     5.1.4.1 As collateral for the performance by Feld of its obligations under this Agreement, at the Initial Closing Feld shall execute a Pledge and Security Agreement in the form of Exhibit L attached hereto, wherein Feld grants WPHC a first lien security interest in Feld's Interest in the Company and in Feld's right to receive all fees, payments and distributions from the Company. Any uncured default under this Agreement shall constitute an Event of Default (as such term is defined in said Pledge and Security Agreement) under said Pledge and Security Agreement, and any Event of Default under said Pledge and Security Agreement shall be a default under this Agreement.

     5.1.4.2 As collateral for the performance by WPHC of their obligations to make Capital Contributions as required under this Agreement, at the Initial Closing WPHC shall execute a Pledge and Security Agreement in the form of Exhibit M attached hereto, wherein it grants Feld a first lien security interest in its Interest in the Company and in its right to receive all fees, payments and distributions from the Company. Any uncured default under this Agreement shall constitute an Event of Default (as such term is defined in said Pledge and Security Agreement) under said Pledge and Security Agreement, and any Event of Default under said Pledge and Security Agreement shall be a default under this Agreement.

     5.2 CONSTRUCTION PROCEDURES AND CLOSING.

     5.2.1 PREDEVELOPMENT ACTIVITIES.

     5.2.1.1 Feld shall pursue, with reasonable diligence and subject to the reasonable direction of WPHC, all approvals required to commence construction of the Project. Subject to the input and approval of WPHC, Feld shall develop appropriate site plans and other plans as may be required to obtain such approvals. Feld shall not submit any proposed plans or other materials to any governmental agency without the prior approval of WPHC. In addition, Feld shall not incur any third party expense without the prior approval of WPHC. WPHC agrees to reasonably cooperate with Feld in obtaining the Approvals, which cooperation shall include, without limitation, prompt review of any matters submitted to WPHC and prompt response to Feld in connection with any matters submitted to WPHC. Copies of all reports, studies and other information and material generated for or on behalf of Feld in connection with its review and evaluation of the Property shall promptly be delivered to WPHC, including, without limitation, the full text of all drawings, reports and memoranda supplied by engineers and other consultants and any memoranda of discussions with governmental officials and neighborhood groups.

     5.2.1.2 Feld shall prepare and submit to WPHC for approval a pre-development budget for the activities of the Company prior to the Construction Loan Closing Date. If and when WPHC approves in writing a pre-development budget, Feld shall be authorized to incur costs in accordance with such pre-development budget and WPHC shall be obligated to fund such approved pre-development budget.

     5.2.2 PLANS AND SPECIFICATIONS. Prior to the Construction Loan Closing and after consultation with WPHC, Feld shall cause to be prepared detailed construction Plans and Specifications for the Project, and shall submit such Plans and Specifications to WPHC for approval. If and when WPHC approves the Plans and Specifications, the Members shall initial a description of the Plans and Specifications and attach the description to this Agreement as Exhibit N.

     5.2.3 PROJECT BUDGET. Prior to the Construction Loan Closing and after consultation with WPHC, Feld shall cause to be prepared a revised Project Budget based on the approved Plans and Specifications, and shall submit such Project Budget to WPHC for approval. If and when WPHC approves the revised Project Budget, the Members shall initial such Project Budget and attach it to this Agreement as Exhibit O. Upon approval, such revised Project Budget shall for all purposes be the "Final Project Budget."

     5.2.4 OBTAINING A CONSTRUCTION LOAN. Feld shall use its best efforts to cause the Company to obtain a Construction Loan for construction of the Project on terms and from a Construction Lender acceptable to the Members, including, but not limited to, the following: (a) the Construction Loan amount must be acceptable to WPHC and sufficient to reimburse WPHC at the Construction Loan Closing for the acquisition cost of the Project Land and any advances it made to the Company for predevelopment activities; (b) the interest rate shall be a variable rate equal to

LIBOR plus a spread reasonably acceptable to the Members; (c) the Construction Loan Closing must take place on or before January 31, 2000, provided, however, such date shall be extended to a date not later than February 29, 2000, if Feld is diligently pursuing his obligations and if the delay is not attributable to a default by Feld (such date as it may be extended is referred to herein as the "Construction Loan Outside Date"); (d) Feld shall personally guarantee the Construction Loan and shall guarantee Operating Deficits, all to the extent required by the Construction Lender; (e) the Construction Loan shall have a maturity date of at least twenty-eight (28) months from the date of the Construction Loan Closing; and (f) the other terms shall be reasonably acceptable to WPHC.

     5.2.5 CONSTRUCTION LOAN DOCUMENTS. The Company shall not proceed with the Construction Loan Closing unless and until the form of documents related to the Construction Loan have been approved by all the Members. There shall be no modification to the Construction Loan documents without the prior written approval of all Members.

     5.2.6 APPROVED AFFILIATE AGREEMENTS. On or prior to the Construction Loan Closing Date and only with the approval of all of the Members, the Company shall enter into (a) a construction management agreement with Tricor Construction Company, an Affiliate of Feld ("Contractor"), (b) a construction contract with Contractor, and (c) the Architect's Agreement with Architect. Except for a reasonable fee to be paid pursuant to the Architect's Agreement with the approval of WPHC, no fees or other compensation, profit or cost savings shall be paid to Contractor under such agreements except the fees provided for in Article 7 below. The Company hereby agrees that Contractor may enter into a landscape design contract and an interior design contract with Architect, and all subcontracts entered into by Contractor and/or Architect shall be included in the Final Project Budget, but such subcontracts shall provide for the subcontractor to look only to Contractor or Architect, as applicable, for payment under the subcontracts. Fees or other profit, compensation or sharing of cost savings under such subcontracts shall not exceed the amount a prudent owner would pay in a bona fide arm's length transaction after obtaining competitive bids. The agreements described in this Section 5.2.6, together with the Property Management Agreement, are hereinafter called the "Approved Affiliate Agreements." Neither Feld nor Contractor nor Architect shall enter into any other agreements with parties affiliated with Feld without specific disclosure to all Members in writing of such affiliation and without prior written consent of all the Members in each instance. In the event of any conflict between this Agreement and such Approved Affiliate Agreements, this Agreement shall control. In the event of an uncured default by Feld under this Agreement, the Approved Affiliate Agreements may be terminated at the option of WPHC. Any default by Feld under any Approved Affiliate Agreement which is not timely cured shall be a default hereunder. There shall be no modification to the Approved Affiliate Agreements without the prior written approval of all Members. Each Approved Affiliate Agreement shall provide that the Company shall have the right to terminate such agreement upon the Removal of Feld without such termination constituting a default.

     5.2.7 FELD GUARANTEE. Feld shall personally guarantee to the Construction Lender the payment and performance of all obligations of the Company under the Construction Loan, subject to such limitations on liability of Feld and guaranty termination provisions as are acceptable to the Construction Lender. Subject to the requirements of the Construction Lender, Feld's obligation to the Company and to WPHC to guarantee interest payments on the Construction Loan applies to payments which are due and payable through Substantial Completion; Feld shall not be responsible for guaranteeing payments which come due after Substantial Completion. Nothing in this Section
5.2.7 shall relieve Feld of any other obligations which accrue prior to Final Completion.

     5.2.8 [INTENTIONALLY DELETED]

     5.2.9 PROPERTY MANAGEMENT AGREEMENT. At the Construction Loan Closing, the Company shall enter into the Property Management Agreement with The Feld Company, an Affiliate of Feld.

     5.3 INFRASTRUCTURE LAND CLOSING AND BOND FINANCING OF INFRASTRUCTURE. It is the intent of the Members that the Infrastructure Land be acquired and developed by Palomino Park Public Improvements Corporation, a Colorado non-profit corporation ("PPPIC"), which has financed acquisition and development and certain land and Infrastructure improvements through the issuance of tax-exempt bonds (the "Bonds").

     5.3.1 [INTENTIONALLY DELETED].

     5.3.2 CONTROL OVER MATTERS RELATED TO INFRASTRUCTURE AND BONDS. Notwithstanding anything to the contrary herein, WPHC shall have sole and exclusive control over all decisions of the Company relating to the Bonds, to the subdivision and sale of the Infrastructure Land and to the financing, construction, use and development of the Infrastructure. In order to procure for the Project the benefits of the use and enjoyment of the Infrastructure to be constructed by PPPIC, the Company shall enter into such agreements with PPPIC as WPHC may require, in form and content acceptable to WPHC in its sole discretion, providing, among other things, for the encumbering of the Land by liens securing payment of the Bonds, operation and maintenance of the Infrastructure and satisfaction of certain indemnification obligations undertaken by PPPIC with respect to the Infrastructure.

     5.3.3 CONSTRUCTION OF INFRASTRUCTURE. An Affiliate of Feld, has entered into one or more agreements and may enter into additional agreements (collectively, the "Infrastructure Improvements Agreement") with PPPIC (or its contractor) to construct the Infrastructure for a guaranteed maximum price, including a fee to Feld not to exceed three percent (3%) of the hard costs of construction of the Infrastructure. A default by Feld in the performance of its obligations under that contract not cured within any applicable cure period shall constitute a default under this Agreement. WPHC may in its discretion cause the phasing of the construction of the Infrastructure Improvements.

     5.4 FAILURE OF CONSTRUCTION LOAN CLOSING TO OCCUR. Feld covenants to cause the Construction Loan Closing to occur by the Construction Loan Outside Date. If for any reason the Construction Loan Closing has not occurred by the Construction Loan Outside Date, then WPHC shall have the right to remove Feld as a Member and Manager of the Company in accordance with the provisions of Section 12.12.

6    DEVELOPMENT OF PROJECT; OPERATIONS PRIOR TO THE FINAL CLOSING DATE

     6.1 DUTIES OF FELD. Feld shall have the authority, duty and the obligation to:

     6.1.1 act on behalf of the Company in relation with any governmental agency or authority, the Construction Lender, and all contractors and subcontractors with respect to all matters relating to the construction and development of the Project;

     6.1.2 use its best efforts to cause the Company to obtain a commitment for the Construction Loan on terms and conditions acceptable to all the Members and satisfy the conditions for the Construction Loan Closing;

     6.1.3 coordinate with Architect the preparation of the Plans and Specifications, ensure that the Plans and Specifications are in compliance with all applicable codes, laws, ordinances, rules and regulations, and recommend alternative solutions whenever design details affect construction feasibility or schedules;

     6.1.4  negotiate  all  necessary   contracts  and   subcontracts   for  the
construction of the Project and monitor disbursement and payment of amounts owed the Architect, Contractor and subcontractors;

     6.1.5 choose the products and materials necessary to equip the Project in a manner which satisfies all requirements of the Construction Lender and the Plans and Specifications;

     6.1.6 secure all building code approvals and obtain certificates of occupancy for all of the apartment units of the Project;

     6.1.7 cause the Project to be commenced not more than thirty (30) days after the Construction Loan Closing, or by such earlier date as may be required under the Construction Loan documents, and completed in a prompt and expeditious manner, consistent with good workmanship, and in compliance, without any material deviation, with the following:

     (a) the Plans and Specifications as they may be amended in accordance with the terms of this Agreement;

     (b) any and all zoning regulations, county ordinances, including health, fire and safety regulations, and any other requirements of federal, state and local laws, rules, regulations and ordinances applicable to construction of the Project;

     6.1.8 cause to be performed in a diligent and efficient manner the following:

     (a) construction of the Project pursuant to and in accordance, without any material deviation, with the Plans and Specifications, free and clear (except as otherwise permitted herein) of all mechanics and materialmen's liens; and

     (b) general administration and supervision of construction of the Project, including but not limited to activities of subcontractors and their employees and agents, and others employed as to the Project in a manner which complies in all material respects with the Construction Loan, the Plans and Specifications and the Construction Procedures;

     6.1.9 keep, or cause to be kept, accounts and cost records as to the construction of the Project and make available to WPHC, during normal business hours copies of all material contracts and subcontracts;

     6.1.10 provide regular monitoring, and periodically (at least monthly, or more often if requested by any Member) update the Project construction time schedule and summarize potential variances between scheduled and probable completion dates, the schedule for work not started or incomplete;

     6.1.11 revise and refine the approved estimate of Development Costs, incorporate changes as they occur, and develop cash flow reports and forecasts as needed;

     6.1.12 develop and implement a system for review and processing of change orders as to construction of the Project;

     6.1.13 develop and implement a procedure for the review and processing of applications by subcontractors for progress and final payments; and

     6.1.14 record the progress of the Project and submit written progress reports to WPHC, including the percentage of completion and the number and amounts of change orders.

     6.2  CONSTRUCTION  COMPLETION.  Feld hereby  unconditionally  covenants and warrants as follows: (i) the Project shall be constructed in a good and workmanlike manner and all work shall be performed in accordance with the terms of Section 6.11 hereof; (ii) Feld shall fully and timely perform all of its other obligations under this Agreement; and (iii) subject to Force Majeure, it shall cause (a) Substantial Completion of the Project to occur within twenty-seven (27) months after the Construction Loan Closing Date; (b) Final Completion to occur within twenty-nine (29) months after the Construction Loan Closing Date; and (c) all Final Closing Funding Conditions shall be satisfied prior to the Outside Date.

     6.3 DEVELOPMENT DEFICIT GUARANTY. Feld hereby guarantees Feld shall advance to or for the account of the Company amounts equal to all Development Deficits at such time as such

Development Deficits occur ("Development Deficit Payments"). Feld shall make Development Deficit Payments required of him by the earlier of (A) the date required to avoid a default under Company obligations, including without limitation the Construction Loan, and (B) the date required to keep all sources of funding for the Project "in balance" as adequate sources of funds to timely cause Final Completion of the Project and satisfaction of other obligations of the Company. In any event, all Development Deficits shall be paid by Feld in full prior to the Final Closing Date. All Development Deficit Payments made to the Company shall be non-reimbursable payments, and Feld shall not be entitled to any repayment from the Company (unless advances of the Construction Loan are later available to reimburse Feld for the same), and the Capital Account of Feld shall not be affected by any Deficit Payments made by Feld. Without limiting the generality of the foregoing, Feld shall not be entitled to reimburse himself for any Development Deficits. Notwithstanding anything to the contrary in this Agreement, the Members agree that, prior to Substantial Completion, all debt service expenses shall be paid only from the funds reserved for Budgeted Construction Loan Interest and from Development Deficit Payments, not from any other funds of the Company (including, without limitation, Net Operating Income); provided, however, that Net Operating Income shall be used to pay debt service expenses if so requested by the Construction Lender (such payments are herein referred to as "NOI Construction Loan Interest Payments"). If any such payments are requested by the Construction Lender, such payments will be included in the calculation of the Completion Fee to the extent any Budgeted Construction Loan Interest remains undisbursed. Without the prior written consent of WPHC, the funds reserved as Budgeted Construction Loan Interest will be used for the sole purpose of debt service expenses on the Construction Loan and for no other purpose (including, without limitation, the payment of Development Deficits). Any funds remaining after the payment of debt service on the Construction Loan will be treated as net Cash Flow.

     6.4 OPERATING DEFICIT GUARANTY. [INTENTIONALLY DELETED].

     6.5 LIABILITIES OF THE COMPANY. Feld covenants that by the earlier of the Final Closing Date or the Outside Date, provided WPHC has satisfied its obligation to make the Final Closing Capital Contribution, or has otherwise satisfied its obligation under Section 8.3.1 hereof, Feld shall cause the Company to have no unsatisfied debts or liabilities other than obligations under service contracts and other agreements relating to the Project permitted by this Agreement related to the period after the Final Closing, or related to the period prior to the Final Closing if adequate cash reserves are held by the Company to pay such liabilities.

     6.6 CONSTRUCTION CONTRACTS. Feld shall obtain and the Company shall enter into such contracts, agreements or obligations, as are necessary to construct and develop the Project. Feld shall not, without the consent of WPHC, which consent shall not be unreasonably withheld, do or permit to be done any of the following:

     6.6.1 Enter into or cause the Company to enter into any other primary contract relating to the construction of the Project; and

     6.6.2 Amend or modify any Approved Affiliate Agreements.

     6.7 ADMINISTRATION OF THE CONSTRUCTION LOAN. Feld shall administer the Construction Loan on behalf of the Company and in accordance with the Construction Procedures. The Company shall engage the Construction Consultant to monitor the progress of construction of the Project and to review draw requests on behalf of WPHC. Feld shall cooperate with the Construction Consultant and shall provide access to the Construction Consultant for inspection of the construction work of the Project as it progresses. Feld shall approve and submit Construction Loan draw requests to the Construction Lender on behalf of the Company, which requests shall be accompanied by those items of information required by the Construction Lender and the Title Company. Copies of all draw requests and of the monthly construction ledger shall be delivered to WPHC simultaneously with delivery to the Construction Lender. If the Construction Consultant determines that a draw request is not justified on a percentage of completion basis and the draw would result in construction funding being out of balance by an amount in excess of $250,000, WPHC shall have the right to disapprove such draw request in its sole discretion unless Feld modifies such draw request to correspond to percentage of completion and/or makes a Development Deficit Payment such that the Construction Loan shall not be out of balance by more than $250,000. After any such disapproval of a draw request by WPHC, all subsequent draw requests shall require the prior approval of WPHC unless and until such right to prior approval is waived in writing by WPHC.

     6.8 CHANGE ORDERS. No change orders with respect to the Plans and Specifications may be made without the prior written consent of WPHC, except that Feld shall have the right to approve minor change orders which comply with the Construction Procedures, do not have a material adverse effect on the Project, do not increase Total Development Costs, do not reduce the amount available from the Construction Loan for payment of interest on the Construction Loan, and do not exceed $10,000 as to any one change order or $250,000 in the aggregate. Unless expressly approved in writing by all Members, no change order shall be permitted or approved that would cause total Development Costs to exceed Total Budgeted Development Costs.

     6.9 RETAINAGE. Feld shall cause all agreements with contractors and subcontractors to provide for retainages at levels acceptable to Construction Lender and the release of retainages as set forth in the Construction Loan documents as executed at the Construction Loan Closing.

     6.10 AGREEMENTS WITH AFFILIATES. Feld shall cause the Company to enforce each Approved Affiliate Agreement to which the Company is a party as would a prudent manager of a limited liability company, and Feld shall cause each other Approved Affiliate Agreement to be enforced in a prudent manner and for the benefit of the Company. Feld hereby agrees, for himself and on behalf of each Person affiliated with Feld that is a party to an Approved Affiliate Agreement:
(i) in the event of any conflict between this Agreement and any Approved Affiliate Agreement, this Agreement shall control; (ii) in the event of any uncured material default by Feld under this Agreement, the Company shall have the right to terminate any or all of the Approved Affiliate Agreements; (iii) an uncured default by Feld or any person affiliated with Feld under an Approved Affiliate Agreement shall constitute a default by Feld under this Agreement; and
(iv) Feld shall
defend, indemnify and hold the Company harmless with respect to the effects of any default by any Person affiliated with Feld under such Approved Affiliate Agreements, including, without limitation, any mechanics liens with respect to claims under any Approved Affiliate Agreements.

     6.11 WARRANTY BY FELD. If, within one (1) year after the date of Final Completion of the Project, any of the structural or non-structural work performed to construct the Project is found to be materially defective or not in accordance in all material respects with the Plans and Specifications and with all applicable building codes, laws, rules and regulations, Feld shall correct or shall cause the construction contractor to correct such defect promptly after receipt of written notice from WPHC to do so, unless WPHC has previously given Feld specific written acceptance of such defective condition. With respect to portions of the work first performed after Final Completion, this period of one
(1) year shall be extended by the period of time between Final Completion and the actual performance of the work. The obligation under this Section shall survive acceptance of the work performed to construct the Project. WPHC shall give such notice promptly after discovery of the condition. In the event a material defect is discovered more than one (1) year after the date of Final Completion, as such period may be extended under this Section 6.11, and such defect was known to Feld or a Person affiliated with Feld and was not disclosed to WPHC or was intentionally concealed by Feld or such affiliated Person, then Feld shall promptly take such action as may be necessary at Feld's sole expense to correct such defective work. WPHC shall report to Feld within thirty (30) days after discovery any such defective condition discovered more than one (1) year after Final Completion, as such period may be extended under this Section
6.11. Nothing contained herein shall require Feld to correct defective work that is discovered more than three (3) years following Final Completion, as such period may be extended under this Section 6.11.

     6.12 INSURANCE. Feld shall at all times keep in force the following policies of insurance naming the Company as the insured:

     6.12.1 During the construction period (which ends on the date a certificate of occupancy for each building comprising the Project is issued), "Builder's Risk" insurance as required by the holder(s) of the Construction Loan;

     6.12.2 After issuance of a certificate of occupancy for each building comprising the Project, all risk property and, if applicable, boiler and machinery insurance against loss or damage to the Property or the Project (including contents) including but not limited to fire and extended coverage perils (but excluding flood and earthquake unless either or both are required by the Construction Lender) as WPHC may from time to time require, but in no event less than one hundred percent (100%) of the full replacement cost of the Property or the Project without deduction for physical depreciation, or the unpaid balance of any loans secured by the Property or the Project, whichever is greater;

     6.12.3 After issuance of a certificate of occupancy for each building comprising the Project, insurance against the loss of "rental value" of the improvements on a "rented or vacant basis" arising out of the perils insured against pursuant to Section 6.12.2 above, in any reasonable amount required by WPHC but in no event less than 100% of one year's gross "rental value" of the improvements with co-insurance waived. "Rental value" as used herein is defined as the sum of (A) the total anticipated gross rental income from tenant occupancy of the Project, (B) the amount of all charges which are the legal obligation of tenants, and (C) the fair rental value of any portion of the Project occupied by the Company, if any; and

     6.12.4 At all times, (i) commercial general liability insurance in an amount of not less than Five Million Dollars ($5,000,000) against claims for personal injury, death or property damage occurring on, in or about the Property or the Project or arising from or connected with use, conduct or operation of the Company's business in the amount from time to time required by WPHC; (ii) automobile liability insurance with a combined single limit of One Million Dollars ($1,000,000); and (iii) workers compensation coverage with statutory limits and employers liability insurance with limits of One Million Dollars ($1,000,000). Any workers compensation insurance shall be accompanied by a waiver of subrogation from the insurer endorsed on the policy.

     All insurance policies and renewals thereof shall be in a form and issued by insurers acceptable to WPHC and shall provide for deductibles not to exceed $2,500.00. WPHC and Feld (but only as long as Feld is a Manager and a Member of the Company) shall each be additional named insureds on all such policies and renewals. Feld hereby irrevocably appoints WPHC as Feld's attorney in fact for purposes of endorsing payments, submitting claims and otherwise dealing with all such insurance and the proceeds thereof in the name, place and stead of Feld, such power of attorney to take effect immediately upon withdrawal, Removal or resignation of Feld as Manager of the Company and member of the LLC, and Feld agrees that such power shall be coupled with an interest and shall survive the disability or death of Feld. Each policy shall provide that it will not be modified or canceled without thirty (30) days prior written notice to WPHC. Feld shall promptly furnish to WPHC all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of a policy, Feld shall deliver to WPHC a renewal policy in form satisfactory to WPHC, together with a receipt showing payment of annual premiums. Any excess insurance proceeds or refunds of insurance premiums shall be the property of the Company.

     6.13 PERSONAL OBLIGATION. The obligations of Feld under this Agreement are personal recourse obligations of Feld, as limited by Section 14.1.3 of this Agreement, for which Feld shall be fully responsible to the Company and WPHC.

     6.14 FORCE MAJEURE. Feld shall not be liable for delay in performance of his obligations under this Agreement to the extent such failure or delay results solely from an event of Force Majeure, and in no event shall any delay for an event of Force Majeure exceed one hundred twenty (120) days.

     6.15 LIMITATIONS OF FELD'S AUTHORITY. Anything to the contrary herein notwithstanding, Feld shall not have the power or authority to do any of the following without the prior written consent of all the other Members:

     6.15.1 to commit any act contrary to the purpose of the Company;

     6.15.2 to refinance the Project or incur any indebtedness other than the Construction Loan;

     6.15.3 to enter into any agreements with affiliates of Feld except as specified above;

     6.15.4 to modify the Construction Loan documents or any agreement with any affiliate of Feld which previously was consented to by the other Members; or

     6.15.5 to sell or dispose of any portion of the Project.

     6.16 PRE-EXISTING ENVIRONMENTAL CONDITION LIABILITY. Feld agrees to promptly disclose to WPHC in writing if it becomes aware of any Pre-Existing Environmental Condition Liability. If the Company incurs any Pre-Existing Environmental Condition Liability, it shall use any available contingency in the Project Budget or any Cost Savings to satisfy such Pre-Existing Environmental Condition Liability. If such sources of funds are not adequate to satisfy the Pre-Existing Environmental Condition Liability, then WPHC shall make a Capital Contribution to the Company equal to one-half of the amount of the Pre-Existing Environmental Condition Liability which is then due and Feld shall make a Development Deficit Payment equal to one-half of the amount of such Pre-Existing Environmental Condition Liability. This provision is solely for the benefit of the members and no other Person shall have the right to rely on or enforce this provision. A Pre- Existing Environmental Condition Liability shall not be satisfied from Net Operating Income.

7    COMPENSATION TO FELD

     In  consideration  of the  performance  by  Feld of his  obligations  under
Article 6 of this Agreement, the Company shall pay Feld or his designee the fees described in this Article 7 at the time, in the manner and subject to the conditions set forth herein.

     7.1 DEVELOPMENT MANAGEMENT FEE. Feld shall receive a development management fee equal to $1,500 per unit. Such development management fee shall be payable from monthly draws on the Construction Loan, on a percentage of completion basis as certified by the Construction Consultant.

     7.2 CONSTRUCTION MANAGEMENT FEE. Contractor shall receive a construction management fee under the construction management agreement to be executed at or before the Construction Loan Closing equal to $2,000 per unit, payable from monthly draws on the Construction Loan based on percentage of completion as certified by the Construction Consultant as certified by the Construction Consultant, minus $49,000. All amounts paid to Contractor under the construction management agreement described in Section 5.2.6 above shall be applied against and reduce the amount due under this Section 7.2.

     7.3 CONSTRUCTION LOAN GUARANTEE FEE. Feld shall receive a construction loan guarantee fee equal to 1.0% of the final committed loan amount of the Construction Loan, payable at the Construction Loan Closing from a draw on the Construction Loan.

     7.4 COST SAVINGS FEE. The Company shall pay Feld at Final Closing a Cost Savings Fee equal to the first $212,000 of Cost Savings, if any. If Cost Savings exceed $212,000, the excess shall be distributed 60% to WPHC and 40% to Feld. Feld shall submit to WPHC a proposed calculation of the amount of the fee to be paid under this Section 7.4. WPHC shall be entitled, at its sole discretion, to submit such calculation to the Company's Accountants for verification or auditing prior to approving such calculation. For a period of twelve (12) months after the Final Closing Date, each Member shall have the right to cause the recalculation of the Cost Savings Fee and the post- closing adjustment of the amount of the Cost Savings Fee, if such Member pays the costs of the Company's Accountants in making such recalculation and if the amount of the adjustment is in excess of $5,000. No post-closing adjustment shall be made for amounts of $5,000 or less or based on a recalculation made more than twelve (12) months after the Final Closing Date.

     7.5 INCENTIVE FEE. [INTENTIONALLY DELETED].

     7.6 COMPLETION FEE. The Company shall pay Feld at Final Closing a fee (the "Completion Fee") equal to 100% of Net Operating Income for the period beginning with the Construction Loan Closing and ending with Substantial Completion, less
(i) an amount equal to all interest accrued or paid on the Construction Loan from the date on which Budgeted Construction Loan Interest is exhausted to the date of Substantial Completion; and less (ii) an amount equal to interest at the rate of seven and one half percent (7 1/2%) per annum on the total Capital Contributions made by WPHC, such interest to be calculated for the period described in (i) above; provided, however, that in no event shall the Completion Fee exceed $500,000.

     7.7 CONDITIONS TO PAYMENT OF FEES; RIGHT OF OFFSET. Each payment of fees described in this Article 7 shall be conditioned upon there being no uncured event of default by Feld under this Agreement or any Approved Affiliate Agreement. In the event of nonpayment of fees due to an uncured default, if such default is subsequently cured prior to withdrawal, resignation or removal of Feld as a Member and Manager, then the unpaid fees shall be payable, subject to all the terms and provisions of this Agreement. All fees will be included in the Final Project Budget to be approved by WPHC. With respect to fees payable prior to Final Closing, if the Construction Loan does not provide a source of funding for such fees, then payment of such fees shall be deferred until the later of the date(s) the Construction Loan permits such funding or until the Final Closing. All fees payable to Feld shall be subject to a right of offset in favor of the Company and WPHC with respect to any claims or damages they may have against Feld and for any Development Deficits. In the event of the withdrawal, resignation or Removal of Feld as a Member and Manager prior to the Final Closing Date, except in the case of Removal of Feld due to Feld failing to provide a Construction Loan acceptable to all the Members, in which case no fees shall have been earned by or be due to Feld, Feld shall be entitled to fees fully earned and accrued through the date of his Removal when and as such fees are otherwise payable pursuant to this Agreement, subject to the foregoing right of offset and provided that WPHC has been fully compensated for its out of pocket expenses with respect to the Project. In no event shall the Removal of Feld accelerate the due date for any fees earned by Feld during the period prior to his Removal.

8    FINAL CLOSING

     8.1 CONDITIONS TO FINAL CLOSING. The obligation of WPHC to participate in the Final Closing shall be conditioned on all of the Final Closing Funding Conditions being satisfied either prior to the Final Closing or concurrently with the Final Closing. WPHC shall have the right, but not the obligation, to waive one or more of the Final Closing Funding Conditions. Any Member shall have the right to require an escrow closing to effect the Final Closing, and the other Members shall cooperate with regard to such escrow closing.

     8.2 INITIATION OF FINAL CLOSING. Upon ten (10) days prior written notice from WPHC to Feld, the Final Closing shall be held on the date designated by WPHC. If WPHC has not designated a date for the Final Closing by the Outside Date, upon ten (10) days prior written notice from Feld to WPHC, the Final Closing shall be held on the date designated by Feld, provided such date for the Final Closing designated by Feld shall be not less than twenty-eight (28) months after the Construction Loan Closing Date.

     8.3 ACTIONS AT THE FINAL CLOSING. Once the date for the Final Closing has been designated as provided herein and provided that the Final Closing Funding Conditions have been satisfied by Feld, the Members shall cooperate to cause a Final Closing at which the following shall occur:

     8.3.1 WPHC shall either (i) fund its Final  Closing  Capital  Contribution,
(ii) obtain a release from the Construction Lender of Feld's obligation to guarantee the Construction Loan, or (iii) provide to Feld a written indemnity from WPHC, secured by the guaranty of WRP and by WPHC's interest in the Company, indemnifying and holding Feld harmless from any further liability under his guarantee of the Construction Loan, provided that such indemnity shall be subject to a right of offset in favor of WRP and WPHC with respect to any liability of Feld to WPHC or the Company arising under this Agreement. Such indemnity shall expire upon payment in full of the Construction Loan. The form of such indemnity agreement shall be reasonably acceptable to Feld.

     8.3.2 The Company shall pay the Construction Loan in full or shall provide one of the items in 8.3.1(ii) or (iii) above.

     8.3.3 Any accrued and unpaid fees due to Feld under this Agreement shall be paid.

     8.3.4 If either WPHC or Feld has exercised its (his) option under the Put-Call provisions of Article 16 hereof, the closing of the transfer of the Interest of Feld to WPHC shall occur.

     8.3.5 At the election of WPHC, the responsibility for maintaining insurance coverage on the Project or any portion thereof may be transferred to WPHC.

     8.4 CERTAIN RIGHTS OF FELD UPON SATISFACTION OF FINAL CLOSING FUNDING CONDITIONS. At any time after Final Completion and satisfaction of all of the other Final Closing Funding Conditions but prior to the Outside Date, Feld may provide WPHC notice that all of the Final Closing Funding Conditions have been satisfied and that it is prepared to proceed with the Final Closing, which notice shall be accompanied by all documents necessary to verify that the Final Closing Funding Conditions have been satisfied. Within fifteen (15) days of its receipt of its notice, WPHC shall notify Feld of the election of WPHC to do one of the following by the date that is within forty-five (45) days of WPHC's receipt of notice from Feld: (the "Release Date"): (i) WPHC shall participate in the Final Closing and make its Final Closing Capital Contribution; (ii) WPHC shall cause Feld to be released from its guaranty of the Construction Loan; or
(iii) WPHC shall deliver to Feld an indemnity agreement executed by WRP, wherein WRP agrees to indemnify Feld against any loss or liability it may suffer as a guarantor of the Construction Loan, provided that such indemnity shall be subject to a right of offset in favor of WRP and WPHC with respect to any liability of Feld to WPHC or the Company arising under this Agreement (the form of such indemnity agreement shall be reasonably acceptable to Feld). If all of the Final Closing Funding Conditions have been and remain satisfied on the Release Date, WPHC shall take the action specified in its notice to Feld.

9    ALLOCATIONS

     9.1 PROFITS AND LOSSES. Subject to the special allocation provisions in this Article 9, the Members' distributive shares of the Profits or Losses of the Company for any Fiscal Year shall be as follows:

     9.1.1 PROFITS. Profits shall be allocated to each Member pro rata in proportion with such Member's respective Percentage Interest.

     9.1.2 LOSSES. Losses shall be allocated to each Member pro rata in proportion to such Member's respective Percentage Interest.

     9.2 GENERAL PROVISIONS.

     9.2.1 Except as otherwise provided in this Agreement, the Members' distributive shares of all items of Company income, gain, loss, and deduction are the same as their distributive shares of Profits and Losses.

     9.2.2 The Managers shall allocate Profits, Losses, and other items properly allocable to any period using any method permitted by Code Section 706 and the Regulations thereunder.

     9.2.3 To the extent permitted by Regulations Section 1.704-2(h) and Section 1.704- 2(i)(6), the Managers shall endeavor to avoid treating distributions of Operating Cash Flow and of Sales and Refinancing Cash Flow as being from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt (as defined in Regulation Sections 1.704-2(b)(3) and 1.704-2(b)(4), respectively).

     9.2.4 If there is a change in any Member's Interest in the Company during a Fiscal Year, each Member's distributive share of Profits or Losses or any item thereof for such Fiscal Year, shall be determined by any method prescribed by Code Section 706(d) or the Regulations thereunder that takes into account the varying Interests of the Members in the Company during such Fiscal Year.

     9.2.5 The Members agree to report their shares of income and loss for federal income tax purposes in accordance with the provisions of this Agreement.

     9.3 SPECIAL PROVISIONS.

     9.3.1 MINIMUM GAIN CHARGEBACK.  Notwithstanding any other provision of this
Article 9, if there is a net decrease in Partnership Minimum Gain (as defined in Regulation Section 1.704-2(d)) during any Fiscal Year, then each Member shall be allocated such amount of income and gain for such year (and subsequent years, if necessary) determined under and in the manner required by Regulation Section 1.704-2(f) as is necessary to meet the requirements for a minimum gain chargeback as provided in that Regulation.

     9.3.2 PARTNER NONRECOURSE DEBT MINIMUM GAIN CHARGEBACK. Notwithstanding any other provision of this Article 9, except Section 9.3.1, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain (as defined in accordance with Regulation Section 1.704-2(i)(3)) attributable to a Partner Nonrecourse Debt (as defined in Regulation Section 1.704-2(b)(4)) during any Fiscal Year, any Member who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt determined in accordance with Regulation Section 1.704-2(i)(5), shall be allocated such amount of income and gain for such year (and subsequent years, if necessary) determined under and in the manner required by Regulation Section 1.704-2(i)(4) as is necessary to meet the requirements for a chargeback of Partner Nonrecourse Debt Minimum Gain as is provided in that Regulation.

     9.3.3 QUALIFIED INCOME OFFSET. If a Member unexpectedly receives any adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specifically allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital
Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 9.3.3 shall be made only if and to the extent that such Member would have an Adjusted

Capital Account Deficit after all other allocations provided for in Section 9.1 and this Section 9.3 of this Agreement tentatively have been made as if this
Section 9.3.3 were not in this Agreement.

     9.3.4 LIMITATION ON LOSSES. Notwithstanding anything else contained in this Agreement, Losses allocated to any Member pursuant to Section 9.1 of this Agreement shall not exceed the maximum amount of Losses that may be allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of the Fiscal Year for which the allocation is made.

     9.3.5 CODE SECTION 754 ADJUSTMENT. To the extent that an adjustment to the Basis of any asset pursuant to Code Section 734(b) or Code Section 743(b) is required to be taken into account in determining Capital Accounts as provided in Regulation Section 1.704-1(b)(2)(iv)(m), the adjustment shall be treated (if an increase) as an item of gain or (if a decrease) as an item of loss, and such gain or loss shall be allocated to the Members consistent with the allocation of the adjustment pursuant to such Regulation.

     9.3.6 NONRECOURSE DEDUCTIONS. Nonrecourse Deductions (as determined under Regulation Section 1.704-2(c)) for any Fiscal Year shall be allocated among the Members in proportion to their Percentage Interests.

     9.3.7 PARTNER NONRECOURSE DEDUCTIONS. Any Partner Nonrecourse Deductions (as defined under Regulation Section 1.704-2(i)(2)) shall be allocated pursuant to Regulation Section 1.704-2(i) to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which it is attributable.

     9.3.8 PURPOSE AND APPLICATION. The purpose and the intent of the special allocations provided for in this Section 9.3 are to comply with the provisions of Regulation Sections 1.704-1(b) and 1.704-2, and such special allocations are to be made so as to accomplish that result. However, to the extent possible, the Managers, in allocating items of income, gain, loss, or deduction among the Members, shall take into account the special allocations in such a manner that the net amount of allocations to each Member shall be the same as such Member's distributive share of Profits and Losses would have been had the events requiring the special allocations not taken place. The Managers shall apply the provisions of this Section 9.3 in whatever order the Managers reasonably believe will minimize any economic distortion that otherwise might result from the application of the special allocations.

     9.4 CODE SECTION 704(C) ALLOCATIONS. Solely for federal, state, and local income tax purposes and not with respect to determining any Member's Capital Account, distributive shares of Profits, Losses, other items, or distributions, a Member's distributive share of income, gain, loss, or deduction with respect to any Property (other than money) contributed to the Company, or with respect to any Property the Asset Value of which was adjusted as provided in Article 1(g)(iii) of this Agreement upon the acquisition of an additional Interest in the Company by a new Member or existing Member in exchange for a Capital Contribution, shall be determined in accordance with Code Section 704(c) and the Regulations thereunder or with the principles of such provisions.

     9.5 ALLOCATIONS RELATING TO TAXABLE ISSUANCE OF INTEREST. Any income, gain, loss or deduction realized by the Company as a direct or indirect result of the issuance of an Interest by the Company (the "Issuance Items") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

10   DISTRIBUTIONS

     10.1 CASH FLOW. Except when the Company is in the process of dissolution and winding up as provided in Article 18 of this Agreement and except as otherwise provided in Section 10.3 hereof, the Managers shall determine and distribute the Cash Flow on a quarterly basis, less reserves determined by the Managers for future expenditures, to the Members as follows: (i) first, to WPHC, until it has received aggregate distributions equal to the amount of Capital Contributions made by it pursuant to Section 4.1.2(b), (ii) then, to the Members in accordance with their respective Percentage Interests. Notwithstanding the foregoing, no distributions shall be made at or prior to the completion of the Final Closing without the consent of WPHC.

     10.2 DIVISION AMONG MEMBERS. If there is a change in a Member's Interest in the Company during a Fiscal Year, any distributions thereafter shall be made so as to take into account the varying Interests of the Members during the period to which the distribution relates in any manner chosen by the Managers that is provided in Code Section 706(d) and the Regulations thereunder.

     10.3 SPECIAL DISTRIBUTION TO WPHC. Immediately after the Construction Loan Closing, the Company shall make a distribution to WPHC as a return of its capital in the amount allowed for such purpose under the terms of the Construction Loan.

11   BOOKS, RECORDS, AND ACCOUNTING

     11.1 BOOKS AND RECORDS. The Company shall maintain at its principal place of business books of account that accurately record all items of income and expenditure relating to the business of the Company and that accurately and completely disclose the results of the operations of the Company. Such books of account shall be maintained according to generally accepted accounting principles consistently applied and, unless otherwise agreed by the Members, on the basis of the Fiscal Year. Each Member shall have the right to inspect, copy, and audit the Company's books and records at any time during normal business hours without notice to any other Member.

     11.2 REPORTS. Within thirty (30) days after the close of each Fiscal Year, the Managers shall furnish to each Member a copy of the income and loss statement and of the balance sheet of the Company for such Fiscal Year, and a statement disclosing all allocations of income, gain, loss, or deduction among the Members and distributions made by the Company to the Members during such year. The statements of income and loss and balance sheets to be delivered hereunder may be unaudited in the sole discretion of WPHC.

     11.3 TAX RETURNS. The Managers shall cause independent certified public accountants of the Company to prepare and timely file all income tax and other tax returns of the Company. The Managers shall furnish to each Member a copy of all such returns together with all schedules thereto and such other information which each Member may request in connection with such Member's own tax affairs.

     11.4 SPECIAL BASIS ADJUSTMENT. At the request of either the transferor or transferee in connection with a transfer of an Interest in the Company approved by the Members pursuant to Article 16 of this Agreement, the Managers shall cause the Company to make the election provided for in Code Section 754 and maintain a record of the adjustments to Basis of Property resulting from that election. Any such transferee shall pay all costs incurred by the Company in connection with such election and the maintenance of such records.

     11.5 TAX MATTERS PARTNER.

     11.5.1 WPHC is hereby designated the Tax Matters Partner (as defined in the Code) on behalf of the Company.

     11.5.2 Without the unanimous consent of the Members, the Tax Matters Partner shall have no right to extend the statute of limitations for assessing or computing any tax liability against the Company or the amount of any Company tax item.

     11.5.3 If the Tax Matters Partner elects to file a petition for readjustment of any Company tax item (in accordance with Code Section 6226(a)) such petition shall be filed in the United States Tax Court unless the Members unanimously agree otherwise.

     11.5.4 The Tax Matters Partner shall, within ten (10) business days of receipt thereof, forward to each Member a photocopy of any correspondence relating to the Company received from the Internal Revenue Service. The Tax Matters Partner shall, within ten (10) business days thereof, advise each Member in writing of the substance of any conversation held with any representative of the Internal Revenue Service and of any petition for readjustment.

     11.5.5 Any reasonable costs incurred by the Tax Matters Partner for retaining accountants and/or lawyers on behalf of the Company in connection with any Internal Revenue Service audit of the Company shall be expenses of the Company. Any accountants and/or lawyers retained by the Company in connection with any Internal Revenue Service audit of the Company shall be selected by the Tax Matters Partner and the fees therefor shall be expenses of the Company.

     11.6 BANK ACCOUNTS. The Managers shall establish and maintain one or more separate accounts in the name of the Company in one or more federally insured banking institutions acceptable to all the Members into which shall be deposited all funds of the Company and from which all Company expenditures and other disbursements shall be made. At least one such account shall be maintained at First Interstate Bank. Unless otherwise decided by the Managers, funds may be withdrawn from such accounts on the signatures of all of the Managers, collectively and not individually, or such other Person or Persons that the Managers shall determine, provided, however, that two signatures shall be required on all checks.

12   MANAGEMENT

     12.1 MANAGEMENT. The business and affairs of the Company shall be managed by the designated Managers. Subject to the terms and limitations of this Agreement, the Managers shall direct, manage and control the business of the Company to the best of such Managers' ability with reasonable diligence and prudence and, subject to the terms and limitations of this Agreement, shall have the authority, power and discretion to make any and all decisions and to do any and all things which the Managers shall deem to be reasonably required in light of the Company's business and objectives.

     12.2 NUMBER, TENURE AND QUALIFICATIONS. The number of Managers of the Company and the length of the term of each Manager shall be fixed from time to time by the Members who hold a Majority In Interest. Each Manager shall hold office until removed pursuant to Section 12.12 hereof or until such Manager's successor shall have been selected. Managers need not be residents of the State of Colorado or Members of the Company.

     12.3 APPOINTMENT OF FELD AS MANAGER. Feld is appointed as the Manager to serve from the date hereof until the earliest to occur of (i) the Final Closing Date, (ii) his withdrawal or Removal as a Member and Manager, or (iii) the Outside Date. Notwithstanding the provisions of Section 12.2, Feld shall serve as Manager for the duration of his initial term unless and until removed in accordance with the terms of this Agreement.

     12.4 CERTAIN POWERS OF MANAGERS. Without limiting the generality of Section 12.1, the Managers shall have the power and authority, upon the unanimous agreement of all Managers, on behalf of the Company:

     12.4.1 To cause the Company to develop the Project in accordance with the Plans and Specifications without any material deviation therefrom;

     12.4.2 To purchase liability and other insurance to protect the Company's Property and business;

     12.4.3 To hold and own any and all Company Property on behalf of and in the name of the Company;

     12.4.4 To invest  any  Company  funds  temporarily  in time  deposits  with
federally   insured   financial   institutions   or  short-term   United  States
governmental obligations;

     12.4.5 Subject to the provisions of this Agreement, to employ accountants, legal counsel, managing agents or other experts to perform services for the Company and to compensate them from Company funds; and

     12.4.6 To do and perform all other acts as may be necessary or appropriate to the conduct of the Company's ordinary course of business.

     Unless authorized to do so by this Agreement or by the Managers of the Company, no Member, agent, or employee of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. However, the Managers may act by a duly authorized attorney-in-fact.

     12.5 MEMBER APPROVAL OF CERTAIN ACTS. The Managers shall have the power and authority, but only upon the unanimous written consent of all Members, on behalf of the Company:

     12.5.1 to amend or modify any of the documents executed in connection with the Construction Loan at the Construction Loan Closing or to waive any rights under such documents;

     12.5.2  to  borrow  money  or  incur  any  indebtedness   (other  than  the
Construction Loan) or to grant any liens on any assets of the Company;

     12.5.3 to enter into any agreements with affiliates of the Managers other than Palomino Park Telecom LLC, a Colorado limited liability company, and other than the Approved Affiliate Agreements;

     12.5.4 to amend or modify the Approved Affiliate Agreements or to waive any rights thereunder;

     12.5.5 except for the Management Agreement, to execute any agreement which will impose any obligations on the Company which will survive the Final Closing Date; and

     12.5.6 to sell or dispose of any portion of the Project or any other material assets of the Company.

     12.6 LIABILITY FOR CERTAIN ACTS. A Manager of the Company shall perform such Manager's duties, including duties as a member of any committee upon which such Manager may serve, in good faith, in a manner such Manager reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Person who so performs such Person's duties shall not have any liability by reason of being or having been a Manager of the Company except as otherwise provided in this Agreement. Nothing in this Section 12.6 shall limit Feld's liability to the other Members to perform its obligations with respect to the development of the Project, to make Development Deficit Payments and to perform its other obligations to the other Members arising under this Agreement.

     12.7 INDEMNITY OF THE MEMBERS AND THE MANAGERS.

     12.7.1 The Company shall indemnify every Member and Manager in respect to the payments made and personal liabilities reasonably incurred by that Member or Manager in the ordinary and proper conduct of the Company's business or property. No indemnification shall be provided if and to the extent that such liability was incurred based on the breach of this Agreement by the Manager, his negligence (to the extent not reimbursed by insurance), fraud or misconduct.

     12.7.2 Provided that Feld has fully and timely performed his obligations under this Agreement, the Company shall indemnify Feld against any liability he may incur as a result of his guaranty of the Construction Loan; the Company shall, nevertheless, have a right of offset with respect to all damages incurred by the Company or any Member resulting from any breach by Feld of his obligations hereunder, in addition to all other rights and remedies that the Company and the other Members may have with respect to such breach by Feld.

     12.7.3 The indemnification set forth in this Article 12 shall in no event cause the Members to incur any liability, or result in any liability of the Members to any third party, beyond those liabilities specifically enumerated in the Articles of Organization, the Act or this Agreement.

     12.8 MANNER OF ACTING. In all actions to be taken by the Managers pursuant to this Agreement, the unanimous act of the Managers shall be required.

     12.9 INFORMAL ACT BY MANAGERS. Any action required or permitted to be taken at a meeting of the Managers or of any committee designated by said Managers may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Manager or committee member, and delivered to the Person having custody of the Company records for inclusion in the minutes or for filing with the records. Action taken under this
Section 12.9 is effective when all Managers or committee members have signed the consent, unless the consent specifies a different effective date. Such consent has the same force and effect as an unanimous vote of the Managers or committee members and may be stated as such in any document.

     12.10 PARTICIPATION BY ELECTRONIC MEANS. Any Manager or any committee designated by the Managers may participate in a meeting of the Managers or committee by means of telephone conference or similar communications equipment by which all Persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

     12.11 RESIGNATION. Feld covenants and agrees to serve as the sole Manager until the earlier of the Final Closing Date or the Outside Date. Otherwise, any Manager of the Company may resign at any time by giving written notice to the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice.

     12.12 REMOVAL.

     12.12.1 CAUSES FOR REMOVAL. WPHC shall have the right to remove Feld as the Manager and as a Member ("Removal") and substitute WPHC as Manager or appoint a new Manager upon any of the following (a "Removal Event"):

     12.12.1.1 [INTENTIONALLY DELETED.]

     12.12.1.2 If the Construction Loan Closing has not occurred by the Construction Loan Closing Outside Date;

     12.12.1.3 Delays in construction not caused by Force Majeure which result in the Project falling behind schedule by six (6) months or more based on the Construction Schedule approved by the parties prior to the Construction Loan Closing, or delays in construction, whether or not caused by Force Majeure which cause WPHC to reasonably conclude that the Project will not or cannot be completed by the Outside Date;

     12.12.1.4 The Project having incurred Development Deficits in excess of $250,000 which have not been funded by Development Deficit Payments from Feld within thirty (30) days of notice from WPHC requiring such funding;

     12.12.1.5 [INTENTIONALLY DELETED.]

     12.12.1.6 The death or disability of Feld;

     12.12.1.7 If the Final Closing has not occurred by the Outside Date;

     12.12.1.8 If Feld shall be in Material Default Feld under this Agreement, and such Material Default is not cured within thirty (30) days after written notice thereof from WPHC or, if such Material Default cannot be cured within such 30-day period, Feld does not commence within such thirty (30) days and diligently proceed to cure such breach and actually completes such cure in any event within ninety (90) days after such notice; or

     12.12.1.9 If any breach or default under the Construction Loan, which is not caused solely by the act or omission of WPHC, is not cured within any applicable cure period provided for under the Construction Loan.

     12.12.2 DOCUMENTATION IN CONNECTION WITH REMOVAL. Upon Removal of Feld, Feld shall cease to have any interest in the Company and Feld shall cease to be a Member of the Company. Such removal shall be effective without the necessity of the execution of any documents by Feld. Nevertheless, Feld shall promptly execute such assignment and transfer documents as WPHC may reasonably request to evidence the Removal of Feld.

     12.12.3 EFFECT OF REMOVAL ON CERTAIN OBLIGATIONS OF FELD.

     12.12.3.1 If Feld is removed prior to the Construction Loan Closing Date, he shall have no continuing obligations for the performance of his obligations under Article 6 after the date of his Removal and no obligation to perform any continuing covenants set forth in Article 13. Feld shall be liable, however, for any breach of any representation or warranty which occurred prior to his Removal.

     12.12.3.2 If Feld is removed after the Construction Loan Closing Date, Feld shall not be released from his ongoing performance obligations under Sections
6.3 or 6.10 or Article 13 of this Agreement and Feld shall be liable to WPHC for damages resulting from any breach by Feld of his obligations arising under Sections 6.1, 6.2, 6.3, 6.6, 6.7, 6.10 or 6.11 or Article 13 of this Agreement, including without limitation, damages relating to the period after Feld's Removal, unless such damages arise solely from acts or omissions of a party other than Feld. WPHC shall have the obligation to make reasonable efforts to mitigate its damages following a Removal of Feld after the Construction Loan Closing Date.

     12.12.4 DEATH OR DISABILITY OF FELD. Prior to the Construction Loan Closing, Feld, WPHC and The Feld Company shall execute the "Substitution Agreement" in the form attached hereto as Exhibit U. The Substitution Agreement shall include the following principle terms: (i) upon the death or disability of Feld, at the written request of WPHC, The Feld Company shall acquire from Feld (or his estate) the entire interest of Feld in the Company, The Feld Company shall be admitted as the Managing Member, and The Feld Company shall assume in writing all of the obligations of the Managing Member hereunder; (ii) Feld (or his estate) shall remain obligated for the performance of all of the obligations of the Managing Member, whether relating to the period before or after Feld's Removal; and (iii) if WPHC fails to exercise its option under this Section 12.13 to cause The Feld Company to be substituted as the Managing Member within ninety
(90) days of the date of Removal, then such option shall lapse and Feld (or his estate) shall be released from any obligation hereunder related to the period after his withdrawal in connection with his death or disability.

     12.13 VACANCIES. Any vacancy occurring for any reason in the number of Managers of the Company may be filled by WPHC or a Manager appointed by WPHC.

     12.14 PROHIBITION AGAINST PUBLICLY TRADED PARTNERSHIP. The Manager shall take all action necessary to prevent the Company from qualifying as a publicly traded partnership within the meaning of Code Section 7704, including, without limitation, limiting the number of Members to less than 500 in compliance with the safe harbor under IRS Notice 88-75.

13   REPRESENTATIONS, WARRANTIES AND COVENANTS

     13.1 REPRESENTATIONS AND WARRANTIES OF EACH MEMBER. Each Member hereby represents and warrants as of the date hereof as follows:

     13.1.1 Such Member, if other than an individual, is a duly organized entity under the laws of its state of organization and has the requisite power and authority to enter into and carry out the terms of this Agreement, and all required action has been taken to authorize such Member to execute and consummate this Agreement.

     13.1.2 Such Member has been duly authorized to enter into this Agreement, and such Member is not a foreign person as defined under Code Section 1445(f)(3).

     13.1.3 To the best of such Member's knowledge, neither the execution of nor the compliance with this Agreement has resulted or will result in a default under, or will create, any encumbrance on the Property, and there is no action pending or threatened which questions the validity or enforceability of this Agreement as to such Member.

     13.1.4 The Interests to be acquired hereunder are being acquired by the Member for investment only and for such Member's own account; no Person other than the Member has or shall have any beneficial interest in the Interests; and the Member has no present intention of distributing, reselling or assigning the Interests.

     13.1.5 Such Member understands that the Interests have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the laws of any jurisdiction; that the Company does not intend and is under no obligation to so register the Interests; that the Interests may not be sold, assigned, pledged or otherwise transferred except upon delivery to the Company of an opinion of counsel satisfactory to the Managers that registration under the 1933 Act is not required for such transfer, or the submission to the Managers of such other evidence as may be satisfactory to the Managers, to the effect that any such transfer will not be in violation of the 1933 Act, applicable state securities laws or any rule or regulation promulgated thereunder; and that legends to the foregoing effect will be placed on all documents evidencing the Interests. The Member understands that the foregoing does not limit other restrictions regarding the transfer of its Interests set forth in this Agreement or in the Act.

     13.1.6 Such Member, either itself or through its shareholders, partner or advisors, is sophisticated and experienced in investment matters, and, as a result, is in a position to evaluate the merits and risks of an investment in the Company.

     13.1.7 Such Member is an "Accredited Investor" as defined in Regulation D promulgated under the 1933 Act.

     13.1.8 Except as may be disclosed in the Environmental Report, each Member represents that it does not have current actual knowledge of any Pre-existing Environmental Condition.

     13.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF FELD. In addition to the warranties provided for in Article 6 of this Agreement, as of the date hereof and as of the date of Final Closing, Feld hereby represents, warrants and covenants to the Company and the Members as follows:

     13.2.1 To the best of Feld's knowledge, the Master Development Land is zoned to permit its use as a matter of right for multi-family residential use, subject to compliance with statutory requirements regarding obtaining approval of a site development plan. Under the Land Contract and the closing documents executed in connection therewith, Mission Viejo Company has irrevocably allocated the right to build 1880 multi-family residential units on the Master Development Land.

     13.2.2 Feld shall use his best efforts to cause the approval by Douglas County and any other governmental authority whose approval may be required of a site development plan for the Land (the "Land Use Approval"), which approval will permit as a matter of right the construction of a multi-family project having not less than 424 units on the Project Land.

     13.2.3 Feld shall use its best efforts to cause by the earlier of the Construction Loan Closing Date and the Construction Loan Outside Date, the County of Douglas to approve the Plans and Specifications for issuance of building permits for construction of the Project (the "Building Permits") and to issue all of the Building Permits necessary for construction of the Project.

     13.2.4 Feld shall use its best efforts to cause the Company to obtain prior to the earlier of the starting construction of the Project or the Construction Loan Outside Date, such permits licenses, waivers, consents, approvals and authorizations, and Feld will make such material registrations, qualifications, designations, declarations and filings required (collectively, the "Approvals") as determined or as may be determined necessary by Feld to the best of his knowledge so that the Project may be constructed and, subject only to the issuance of customary temporary or permanent certificates of occupancy by the County of Douglas and any other necessary operating permits, operated as a multi-family housing development with related facilities as depicted on the Plans and Specifications. As of the date hereof, Feld has no reason to believe such certificates of occupancy will not be issued in the ordinary course of business following completion of construction of the Project substantially in accordance with the Plans and Specifications. Feld shall use its best efforts to cause all of the Approvals at the commencement of construction of the Project to be in full force and effect. Feld shall, promptly upon receipt of any Approvals, deliver to WPHC true, correct and complete copies of all such Approvals.

     13.2.5 The Land is, and at the Final Closing shall be, free from delinquent water charges, sewer rents, taxes and assessments.

     13.2.6 To the best knowledge of Feld, all utility services, including but not limited to storm and sanitary sewer, water, gas, electric power and telephone service will be prior to the earlier of Substantial Completion of the Project or the Outside Date, available to the Project Land in form and capacity sufficient for the useful enjoyment and operation of the Project and there will be no unpaid assessments, impact fees, development fees, tap-on fees or recapture costs payable in connection therewith except for charges shown on the tax certificates and the usual and customary charges involved in the ordinary course of business and specifically identified in the Final Project Budget.

     13.2.7 To the best of Feld's knowledge, when constructed substantially in accordance with the Plans and Specifications, the Project shall not violate in any material respects all applicable covenants, conditions and restrictions, zoning ordinances and regulations, building codes, environmental and all other federal, state and local laws, ordinances, statutes, rules and regulations applicable to the Project. To the best of Feld's knowledge, as of the date hereof, the Project is not subject to any laws, rules, regulations, orders or requirements, which require the Company to designate any of the Project as affordable housing, low income housing or moderate income housing.

     13.2.8 The construction and development of the Project shall be undertaken and shall be completed in a timely and workmanlike manner in substantial compliance with (a) all applicable requirements of the Construction Loan, (b) to the best of Feld's knowledge, all applicable requirements of all appropriate governmental entities, the violation of which would have, or would be likely to have, an adverse effect on the Project or the Company, and (c) the Plans and Specifications for the Project that have been or shall be hereafter approved by the Construction Lender, WPHC, and if required, any applicable governmental entities, as such Plans and Specifications may be changed from time to time with the approval of the Construction Lender, WPHC, and any applicable governmental entities, if such approval shall be required.

     13.2.9 To the best of Feld's knowledge and based on Feld's review of the Environmental Reports, copies of which have been provided to the, Land is not designated by any governmental or quasi-governmental authority to be subject to environmental, wetlands or other regulation that would materially adversely affect the use of the Land for the Project as contemplated by this Agreement, and at the Final Closing the Land and the Project shall be in compliance with all Environmental Laws and free of Hazardous Materials except for those necessary for and lawfully used in operation and maintenance of the Project, and then only in reasonable amounts which shall be labeled, stored and used in compliance with Environmental Laws.

     13.2.10 To the best of Feld's knowledge, the Land is or will be prior to Final Closing benefitted by such easements of unlimited duration as are necessary for the operation of the Project. As of the Final Closing, no additional easements will be required, subsequent to the Final Closing, for the provision of utilities, access, egress and drainage to or for the benefit of the Land or the Project in connection with the use and operation of the Land as the Project contemplated by this Agreement.

     13.2.11 Feld shall use his best efforts to cause the Company to obtain, prior to the earlier of the date of Final Closing or the Outside Date, all permanent certificates of occupancy and other consents and approvals required from the County of Douglas and other governmental authorities and associations and boards with jurisdiction over the Project and such consents, approvals and certificates shall be in full force and effect without the presence or existence of any unsatisfied conditions or requirements with respect thereto, and true, correct and complete copies of such consents, approvals and certificates of occupancy shall be delivered to WPHC upon issuance thereof.

     13.2.12 For the purpose of this Section 13.2, the terms "to the best of Feld's knowledge," "to the best of his knowledge" and "to the best knowledge of Feld" shall mean and include such information as is actually known to Feld or should have been known to him upon diligent inquiry or of which Feld has received constructive notice. If, prior to the Final Closing, any of the foregoing representations, warranties or covenants become incorrect or misleading in any material respect, Feld shall immediately notify WPHC in writing and such representation, warranty or covenant shall be deemed remade by Feld as of the date of such notification based upon such new information.

     13.2.13 Feld, all Affiliates of Feld and all other parties related to or affiliated with Feld or with such Affiliates shall receive no fees, compensation or other profit or share of cost savings with respect to the Project except the amounts set forth in Article 7 hereof or in any Approved Affiliate Agreement. In the event of any breach of this Section 13.2.13, any amount improperly received by such parties shall be immediately paid over to the Company, together with interest thereon from the date received at twelve percent (12%) per annum, compounded monthly.

     13.2.14 Feld shall cause the Project to be at least 75% leased on terms reasonably acceptable to WPHC within thirty-six (36) months after the Construction Loan Closing. Failure to do so shall be a default under this Agreement and shall give WPHC the right to cause the Removal of Feld.

     13.3 GENERAL REPRESENTATION. No representation, warranty or statement of Feld in this Agreement or in any document, certificate or schedule furnished or to be furnished by Feld or its agents or contractors to WPHC pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts contained therein not misleading.

     13.4 SURVIVAL; INDEMNITY. All of the representations, warranties and covenants of Feld contained in this Article 13 shall survive the resignation or withdrawal of Feld as Manager and/or Member of the Company and shall survive the Final Closing Date for a period of one (1) year after the Final Closing Date except that, in the case of any material matter intentionally concealed or intentionally not disclosed by Feld, such period shall be extended to three (3) years after the Final Closing Date. Feld shall defend, indemnify and hold harmless WPHC against a breach of any of the foregoing representations, warranties and covenants and any damage, loss or claim caused thereby, including reasonable attorneys' fees and costs and expenses of litigation and collection.

14   RIGHTS AND OBLIGATIONS OF MEMBERS

     14.1 LIMITATION OF LIABILITY.

     14.1.1 Each Member's liability to Persons other than the other Members shall be limited as set forth in the Act and other applicable law.

     14.1.2 No officer, director or shareholder of WPHC shall be bound by or have any personal liability hereunder or under any document, agreement, understanding or arrangement relating to this transaction. The parties to this Agreement shall look solely to the assets of WPHC for satisfaction of any liability of WPHC in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of WPHC or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any and all future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Project or this Agreement.

     14.1.3 The Members acknowledge that Feld has made certain transfers to the LES Trust and the LF Trust prior to November 4, 1991, and agree that no Member will assert any right to recover against either of such trusts by reason of any transfer made prior to November 4, 1991, regardless of the consideration or lack of consideration for such transfer. Feld shall make no further transfers to either of such trusts as long as all or any part of Feld's obligations under this Agreement remain outstanding. In addition to the foregoing, the Members hereby agree that the personal residence of Feld located at 1011 South Valentia, Unit 37, Denver, Colorado and Feld's vacation home at 19 Creekside Drive in Palm Desert, California (the "Palm Desert Residence") are not available to support the obligations of Feld under this Agreement and agree not to assert any right to recover against such personal residence or the Palm Desert Residence, and the Members hereby disclaim, quitclaim, release and relinquish any right to proceed against such personal residence or the Palm Desert Residence for amounts owed by Feld under this Agreement. It is understood and acknowledged that Al Feld intends to replace his secondary residence in Palm Springs with a residence located at 101 Wanish in Palm Desert, California, and upon Al Feld's acquisition of the residence located at 101 Wanish in Palm Desert, the same will be automatically substituted as the Palm Springs Residence hereunder.

     14.2 COMPANY DEBT LIABILITY. A Member will not personally be liable for any debts or losses of the Company, except as provided herein or in the Act.

     14.3 LIST OF MEMBERS. Upon written request of any Member, the Managers shall provide a list showing the names, addresses and Percentage Interests of all Members in the Company.

     14.4 COMPANY BOOKS. The Managers shall maintain and preserve, during the term of the Company, and for five (5) years thereafter, all accounts, books, and other relevant Company documents. Upon reasonable request, each Member shall have the right, during ordinary business hours, to inspect and copy such Company documents at the Member's expense.

     14.5 PRIORITY AND RETURN OF CAPITAL. Except as specifically provided herein, no Member shall have priority over any other Member, either as to the return of Capital Contributions or as to Profits, Losses or distributions; provided that this Section shall not apply to loans (as distinguished from Capital Contributions) which a Member may make to the Company.

     14.6 OUTSIDE ACTIVITY.

     14.6.1 Except for the limitations on the activities of Feld and certain Affiliates set forth herein, each Member, including but not limited to the Manager, may engage in any capacity (as owner, employee, consultant, or otherwise) in any activity, whether or not such activity competes with or is benefitted by the business of the Company, without being liable to the Company or the other Members for any income or profit derived from such activity.

     14.6.2 [INTENTIONALLY DELETED.]

     14.6.3 From the date hereof until the date that Feld ceases to be a Member of the Company, neither Feld nor any other Restricted Party shall (i) purchase, construct or commence construction of any Multi-Family Project any part of which Multi-Family Project is located within three (3) miles of any portion of the Land, or (ii) purchase, construct or commence construction of any Multi-Family Project outside said three-mile area without giving prior written notice to WPHC.

     14.6.4 "Restricted Parties" shall mean Feld, The Feld Company and any entity in which they individually or collectively, directly or indirectly, have an ownership interest of in excess of 20 percent of any class of security. Feld covenants that it shall cause each Restricted Party to comply with the restrictions in this Section 14.6, and a failure of a Restricted Party to comply with the terms of this Agreement shall constitute a breach of this Agreement by Feld. Feld shall comply with the restrictions set forth in this Section 14.6 in good faith and shall not employ any artifice or device to evade the intent of this provision. The restrictions in Subsections 14.6.2 and 14.6.3 are cumulative, and shall apply to a Restricted Party as an owner for its own account or as a developer, construction manager, general contractor or partner of any other Person. This Section 14.6 shall not prohibit any Restricted Party from conducting pre-development activities in connection with a Multi- Family Project, provided that construction activity (including any activity for which a building permit is required) has not commenced on such Multi-Family Project.

15   MEETINGS OF MEMBERS

     15.1 ANNUAL MEETING. The annual meeting of the Members shall be held on the first business day of May or at such other time as shall be determined by resolution of the Members, commencing with the year 2000, for the purpose of the transaction of such business as may come before the meeting.

     15.2 SPECIAL MEETINGS. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager or by any Member or Members holding at least 1% of the Percentage Interests.

     15.3 PLACE OF MEETINGS. The Members may designate any place, either within or outside the State of Colorado, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the Company in the State of Colorado.

     15.4 NOTICE OF MEETINGS. Except as otherwise provided for herein, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten
(10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the Managers or Person calling the meeting, to each Member entitled to vote at such meeting.

     15.5 MEETING OF ALL MEMBERS. If all of the Members shall meet at any time and place, either within or outside of the State of Colorado, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

     15.6 RECORD DATE. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is sent or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

     15.7 QUORUM. Members holding at least a Majority In Interest, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such meeting, a majority of the Percentage Interests so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. However, if the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

     At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of Members owning that number of Percentage Interests whose absence would cause less than a quorum.

     15.8 MANNER OF ACTING. If a quorum is present, the affirmative vote of Members holding at least a Majority In Interest and entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Act, by the Articles of Organization, or by this Agreement.

     15.9 PROXIES. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Managers of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     15.10 ACTION BY MEMBERS WITHOUT A MEETING. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Member entitled to vote and delivered to the Managers of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section 15.10 is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date.

     The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

     15.11 VOTING BY BALLOT. Voting on any question or in any election may be by voice vote unless the Managers or any Member shall demand that voting be by ballot.

     15.12 WAIVER OF NOTICE. When any notice is required to be given to any Member, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

16   TRANSFERABILITY; PUT-CALL PROVISIONS

     16.1 RESTRICTIONS ON TRANSFERABILITY. Except as provided in Section 16.2 and Section 16.6, no transfer, pledge or assignment of all or any part of a Member's Interest in the Company (including the transfer of any rights to receive or share in profits, losses, income or the return of contributions) shall be effective unless and until written notice (including the name and address of the proposed purchaser, transferee, or assignee and the date of such transfer) has been provided to the Company and the non-transferring Members approve of the proposed sale, pledge or assignment of a selling, pledging or assigning Member's Interest by unanimous written consent, which may be withheld in their sole discretion.

     16.2 PUT-CALL RIGHTS.

     16.2.1 WPHC shall have the option (the "Call Option") to acquire the Interest of Feld in the Company, including his right to receive any distributions related to any periods prior to and including the Option Closing
Date: (i) on and after the Final Closing for the Option Price, or (ii) on or after the Construction Loan Outside Date, for $100.00 if the Construction Loan Closing has not occurred by the Construction Loan Outside Date for any reason whatsoever, or (iii) at any time for $100.00 if Feld fails to timely cure any default by Feld under this Agreement. The exercise by WPHC of the Call Option described in item (i) of this Section is conditioned on WPHC performing its obligation under Section 8.3.1 hereof when and as required under this Agreement. To exercise its Call Option, WPHC shall provide written notice of exercise to Feld.

     16.2.2 Feld shall have the right to cause WPHC to acquire the Interest of Feld in the Company, including his right to receive any distributions related to any periods prior to and including the Option Closing Date, at Final Closing for the Option Price (the "Put Option") by providing written notice to WPHC of Feld's intention to exercise the Put Option, provided that all the Final Closing Funding Conditions have been satisfied.

     16.2.3 If the Call Option or Put Option is exercised, Feld shall forthwith upon request of WPHC execute an Assignment of Interest in the form of Exhibit Q or Exhibit R, as applicable, attached hereto, wherein Feld shall assign its Interest in the Company free and clear of all liens, security interests and competing claims. Feld shall execute such other instruments of transfer and of due authorization, execution and delivery and of the absence of any such liens, security interests or competing claims as WPHC may reasonably request. Feld shall have no duty, obligation or right to continue as Manager of the Company after such transfer of its Interest.

     16.3 CALCULATION OF OPTION PRICE.

     16.3.1 The Members shall use their respective, good faith efforts to determine the Option Price prior to the Option Closing Date. For a period of at least ten (10) business days prior to ordering an appraisal in connection with the determination of the Option Price, WPHC and Feld shall attempt in good faith to negotiate the fair market value of the Project to be used in such determination. Each of WPHC and Feld shall be entitled to submit the calculation of the Option Price to the Company's Accountants for verification or auditing. If WPHC and Feld are unable to determine the Option Price by the Option Closing Date, then WPHC shall pay Feld the Minimum Option Price as estimated by WPHC in its good faith judgment. The parties shall make a determination of the Option Price promptly after the Option Closing, and (i) if the Option Price as so determined exceeds the estimated Minimum Option Price paid at the Option Closing, then WPHC shall pay Feld such excess within five (5) business days after the determination of the Option Price, or (ii) if the Option Price as so determined is less than the estimated Minimum Option Price paid at the Option Closing, then Feld shall pay the difference to WPHC within five (5) business days after the determination of the Option Price. In addition, for a period of twelve (12) months after the Final Closing Date, WPHC and Feld shall each have the right to cause the recalculation of the Option Price, if such Member pays the costs of the Company's Accountants in making such recalculation. If the amount of the adjustment is in excess of $5,000, then WPHC and Feld shall adjust the Option Price within five (5) business days after the recalculation of the Option Price. No post-closing adjustment in the Option Price shall be made for amounts of $5,000 or less or based on a recalculation made more than twelve
(12) months after the Option Closing Date. Notwithstanding anything to the contrary herein, the appraised value of the Project as determined shall be final and shall not be subject to challenge or recalculation by any Member.

     16.4 RIGHT OF OFFSET. Payment of the Option Price shall be subject to a right of offset in favor of the Company and WPHC with respect to any claims or damages they may have against Feld.

     16.5 RESTRICTIONS ON RESIGNATION. Notwithstanding anything to the contrary contained herein or under the Act, no Member shall have the right to resign from the Company. In the event a Member does resign in violation of the foregoing provision, (i) the Company shall not be obligated to pay any amounts to the Member, nor to distribute any of the Property to the Member or any interest therein, (ii) the Member shall be deemed to have forfeited any rights to legal or beneficial ownership of its Interest, and (iii) the Company may recover from the resigning Member damages for breach of this Agreement.

     16.6 PERMITTED WPHC TRANSFER. WPHC shall have the right to transfer a portion of WPHC's Interest in the Company (a "WPHC Permitted Transfer") to a Person (a "WPHC Permitted Transferee"), provided that WPHC at all times during the term of this Agreement shall retain an Interest in the Company of at least twenty-one percent (21%) of the total Interests in capital, income, gain, loss, deduction and credit. WPHC acknowledges that any transfer pursuant to this
Section 16.6 shall be solely from the Interest of WPHC and shall not result in the dilution of the Interest of Feld. In the event of a Permitted WPHC Transfer,
(I) WPHC shall have the exclusive authority to communicate all decisions, votes and elections ("Decisions") made by it and by the WPHC Permitted Transferee with respect to the Interest of WPHC and such transferee in the Company, (II) Feld shall be entitled to rely exclusively on communications made by WPHC with respect to all such Decisions, and any communications by a WPHC Permitted Transferee with respect to a Decision other than through WPHC shall be invalid, and (III) prior to and as a condition to the admission of a WPHC Permitted Transferee as a Member, the WPHC Permitted Transferee shall execute an admission agreement wherein it agrees to be bound by all the terms of this Agreement, including without limitation, this Section 16.6.

17   ADMISSION OF ADDITIONAL MEMBERS

     From the date of the formation of the Company, with the unanimous written consent of the Members, any Person acceptable to the Members may, subject to the terms and conditions of this Agreement: (i) become an additional Member in this Company by the sale of new Interests for such consideration as the Members by unanimous vote shall determine, or (ii) become a Substitute Member as a transferee of a Member's Interest or any portion thereof.

18   DISSOLUTION AND TERMINATION

     18.1 DISSOLUTION.

     18.1.1 The Company shall be dissolved upon the occurrence of any of the following events ("Dissolution Event"):

     (a) When the period fixed for the duration of the Company shall expire;

     (b) by the unanimous written agreement of all Members; or

     (c) upon the death, retirement, resignation, expulsion, Removal, bankruptcy, dissolution of a Member or occurrence of any other event which terminates the continued membership of a Member in the Company (a "Withdrawal Event"), unless the business of the Company is continued by the consent of a majority of the Interests of the remaining Members in the capital and profits of the Company, as determined in accordance with Revenue Procedure 94- 46 within ninety (90) days after the termination.

     18.1.2 As soon as possible following the occurrence of any of the events specified in this Section effecting the dissolution of the Company, the appropriate representative of the Company shall execute a statement of intent to dissolve in such form as shall be prescribed by the Colorado Secretary of State and file duplicate originals of the same with the Colorado Secretary of State's office.

     18.2 EFFECT OF FILING OF DISSOLVING STATEMENT. Upon the filing with the Colorado Secretary of State of a statement of intent to dissolve, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until articles of dissolution have been filed with the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

     18.3 DISTRIBUTION OF ASSETS UPON DISSOLUTION. In settling accounts after dissolution, the liabilities of the Company shall be entitled to payment in the following order:

     18.3.1 to creditors, in the order of priority as provided by law (except to Members on account of their Capital Contributions);

     18.3.2 to Members and former Members in satisfaction of liabilities for distributions under Section 7-80-601 or 7-80-603 of the Act; and

     18.3.3 to Members pro rata in accordance with the positive balances in their Capital Accounts after taking into account all adjustments to the Capital Accounts for all periods.

     18.4 ARTICLES OF DISSOLUTION. When all debts, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining Property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the Person signing the articles, which articles shall set forth the information required by the Act.

     18.5 FILING OF ARTICLES OF DISSOLUTION.

     18.5.1 Duplicate originals of such articles of dissolution shall be delivered to the Colorado Secretary of State.

     18.5.2 Upon the filing of the articles of dissolution, the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as provided in the Act. The Managers shall thereafter be trustees for the Members and creditors of the Company and as such shall have authority to distribute any Property of the Company discovered after dissolution, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.

     18.6 WINDING UP. If the Property of the Company remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the Capital Contribution of each Member, such Member shall have no recourse against any other Member. The winding up of the affairs of the Company and the distribution of its assets shall be conducted exclusively by the Managers, who are hereby authorized to take all actions necessary to accomplish such distribution, including without limitation, selling the assets of the Company. In the discretion of the Managers, a pro rata portion of the amounts that otherwise would be distributed to the Members under this Article 18 may be withheld to provide a reasonable reserve for unknown or contingent liabilities of the Company.

     18.7 NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS. If the Company is deemed to be liquidated for federal income tax purposes within the meaning of Regulation Section 1.704- 1(b)(2)(ii)(g), distributions under Section 14.3(c) shall be made in compliance with Regulation Section 1.704-1 (b)(2)(ii)(b)(2) to those Members who have positive Capital Accounts. If the Capital Account of any Member has a deficit balance after such distributions (after giving effect to all contributions, distributions, and allocations for all taxable years), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit and such deficit shall not be considered a debt owed to the Company or any other Person for any purpose whatsoever.

     18.8 DEEMED LIQUIDATION. If no Dissolution Event has occurred, but the Company is deemed liquidated for federal income tax purposes within the meaning of Regulation Section 1.704-1

(b)(2)(ii)(g), the Company shall not be wound up and dissolved but its assets and liabilities shall be deemed to have been distributed to the Members and contributed to a new limited liability company which shall operate and be governed by the terms of this Agreement.

     18.9 PERMITTED WITHDRAWAL BY FELD. If the Construction Loan Closing has not occurred by the Construction Loan Outside Date, upon not less than ten (10) days prior written notice to WPHC, Feld may withdraw as the Manager and as a Member without such withdrawal (a "Permitted Withdrawal") constituting a breach of this Agreement. In the event of a Permitted Withdrawal, Feld shall not have any obligation under the Development Deficit Guaranty, and Feld shall be released from any obligation hereunder related to the period after his Withdrawal. Upon a Permitted Withdrawal, Feld shall have no right to any fees or payments from the Company or any interest in any property of the Company. Feld shall execute such documents or instruments evidencing his withdrawal as WPHC may reasonably request. Except for a Permitted Withdrawal or a withdrawal upon the death or disability of Feld, any withdrawal by Feld from the Company shall constitute a default by Feld under this Agreement and WPHC shall be entitled to damages and any other legally available relief based upon such default.

19   MISCELLANEOUS PROVISIONS

     19.1 STATEMENT OF INTENT OF PARTIES. It is the present intent of WPHC and Feld to jointly develop the Project as the fourth phase leading to the eventual development of the Master Development. Due to the changes that may take place in the capital and real estate markets and other events, unknown at this time, which may alter either WPHC's or Feld's interest in or outlook on future phases, no specific provision is made in this Agreement in regard to future phases. It is the present intent of the parties to use the basic economic and transaction structure of this Operating Agreement on future phases. However, either party may require changes or elect not to participate in the joint development of future phases. It is imperative to WPHC that it control the future of this development in regard to all issues, including timing, cost, design, etc. While this control is absolute, it is WRP's and Feld's present intent that Feld continue as development partner. Notwithstanding the foregoing statement of intent, the provisions of this Agreement and related documents governing the duties and relationships among the parties shall control over the foregoing statement of intent and neither party shall have any obligation, express or implied, to jointly develop another phase of the Master Development with the other party.

     19.2 NOTICES. Any notice or communication required or permitted to be given by any provision of this Agreement, including but not limited to any consents, shall be in writing and shall be deemed to have been given and received by the Person to whom directed (a) when delivered personally to such Person or to an officer or partner of the Member to which directed, (b) twenty-four (24) hours after transmitted by facsimile, evidence of transmission attached, to the facsimile number of such Person who has notified the Company and all of the Members of its facsimile number, or (c) three (3) business days after being posted in the United States mails if sent by registered or certified mail, return receipt requested, postage and charges prepaid, or one (1) business day after deposited with overnight courier, return receipt requested, delivery charges prepaid, in either case addressed to the Person to which directed at the address of such Person as it appears in this Agreement or such other address of which such Person has notified the Company and all of the Members.

         WPHC:     c/o Wellsford Real Properties, Inc.
                   1623 Blake Street, Suite 270
                   Denver, Colorado 80202
                   Attention: David M. Strong
                   Facsimile No. (303) 534-4398


                   with copies to:

                   Lynda A. McNeive, Esq.
                   Brownstein Hyatt & Farber, P.C.
                   410  17th Street, 22nd Floor
                   Denver, Colorado  80202
                   Facsimile No. (303) 623-1956

         Feld:     Mr. Al Feld
                   The Feld Company
                   4600 South Ulster Street, Suite 350
                   Denver, Colorado  80237
                   Facsimile No. (303) 721-9418

                   with a copy to:

                   Alan B. Lottner, Esq.
                   Haligman & Lottner, P.C.
                   633  17th Street, Suite 2700, North Tower
                   Denver, Colorado  80202
                   Facsimile No. (303) 292-1300

     19.3 APPLICATION OF COLORADO LAW. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Colorado, and specifically by the Act.

     19.4 WAIVER OF ACTION FOR PARTITION. Each Member irrevocably waives during the term of the Company any right that such Member may have to maintain any action for partition with respect to the Property of the Company.

     19.5 AMENDMENTS. This Agreement may be amended only upon the written Agreement of all of the Members.

     19.6 CONSTRUCTION. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa.

     19.7 HEADINGS. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

     19.8 WAIVERS. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     19.9 TIME OF THE ESSENCE. Time is of the essence in regard to the obligations of the parties set forth in this Agreement.

     19.10 REMEDIES FOR DEFAULT. If any party hereto fails to perform any of its obligations under this Agreement, at the time and in the manner set forth herein, and such failure continues uncured after any applicable notice and cure period, then any other party may assert a claim against the defaulting party for damages and, to the extent damages are not an adequate remedy, for specific performance of this Agreement.

     19.11 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies.
Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     19.12 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

     19.13 HEIRS, SUCCESSORS AND ASSIGNS. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this
Agreement,  their  respective  heirs,  legal  representatives,   successors  and
assigns.

     19.14 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     19.15 FURTHER ASSURANCES. The Members and the Company agree that they and each of them will take whatever action or actions as are reasonably necessary or desirable from time to time to effectuate the provisions or intent of this Agreement, and to that end, the Members and the Company agree that they will execute, acknowledge, seal, and deliver any further instruments or documents which may be necessary to give force and effect to this Agreement or any of the provisions hereof, or to carry out the intent of this Agreement or any of the provisions hereof.

     19.16 ENTIRE AGREEMENT. This Agreement and each of the exhibits attached hereto set forth all (and are intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties, and representations among the parties hereto with respect to the formation and operations of the Company; and there are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, among them other than as set forth herein. The exhibits attached hereto are incorporated herein by reference.

     19.17 ATTORNEYS FEES. Should any party hereto institute any legal action or proceeding to enforce any provision of the Operating Agreement or for damages by reason of any alleged breach of any provision of the Operating Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all reasonable attorneys' fees and all court costs in connection with said action or proceeding, in addition to any other award.

                                   CERTIFICATE

     The undersigned hereby agree, acknowledge and certify that the foregoing Agreement constitutes the Operating Agreement of Green River at Palomino Park LLC adopted by the Members of the Company effective as of January 5, 2000.



                           /s/ Al Feld
                           -----------------------------------
                           Al Feld

                           WELLSFORD PARK HIGHLANDS CORP., a
                           Colorado corporation

                           By:      /s/ David M. Strong
                                    -------------------------------
                                    David M. Strong, Vice President

STATE OF COLORADO  )
                   )  ss.
COUNTY OF DENVER   )

     The foregoing operating agreement was acknowledged before me this 5th day of January, 2000, by Al Feld.

         WITNESS my hand and official seal.

         My commission expires: June 21, 2003

                        /s/ Christopher Jeremy Vernon
                        ------------------------------------------
                        Notary Public

STATE OF COLORADO  )
                   )  ss.
COUNTY OF DENVER   )

     The foregoing operating agreement was acknowledged before me this 21st day of January, 2000, by David M. Strong as Vice President of Wellsford Park Highlands Corp., a Colorado corporation.

         WITNESS my hand and official seal.

         My commission expires: September 6,2002


                        /s/ Susan M. Messenger
                        ------------------------------------------
                        Notary Public

                                    GUARANTY

     By its execution hereof, WELLSFORD REAL PROPERTIES, INC., a Colorado corporation ("WRP"), hereby guarantees to Al Feld ("Feld") that Wellsford Park Highlands Corp., a Colorado corporation, shall timely and fully satisfy its obligation to fund the Final Closing Capital Contribution or otherwise to satisfy its obligation under Section 8.3.1 of the foregoing Operating Agreement when, as and if required by the foregoing Operating Agreement, as such Agreement may be amended from time to time (the "Obligation").

     This guaranty is a guaranty of payment and performance of the Obligations, not merely of collection. Any amendment or modification of the Obligations made by WPHC and Feld shall not release the duties and obligations of WRP hereunder, and this Guaranty shall extend to the Obligations as so amended or modified. This Guaranty shall be continuing and irrevocable until the Obligations have been satisfied in full. WRP hereby waives notice of acceptance of this Guaranty.

     WRP waives and agrees not to assert or take advantage of: (a) any right to require Feld to proceed against any other person or to proceed against or exhaust any security held by Feld at any time or to pursue any other remedy in Feld's power before proceeding against WRP; (b) any right to require Feld to proceed against WPHC or any other person or to proceed against or exhaust any security held by Feld at any time or to pursue any other remedy in Feld's power before proceeding against WRP; and (c) any requirement that notice be provided to WRP.

     This Guaranty and all documents, agreements, understandings and arrangements relating to this Guaranty have been executed by the undersigned on behalf of WRP in his/her capacity as an officer of WRP, and not individually, and neither the officers or shareholders of WRP shall be bound by or have any personal liability hereunder or thereunder. The beneficiary of this Guaranty shall look solely to the assets of WRP for satisfaction of any liability of WRP in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the officers or shareholders of WRP or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the this Guaranty or any matter related thereto.

     Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado.

     EXECUTED as of January 5, 1999.

                              WELLSFORD REAL PROPERTIES, INC.,
                               a Delaware corporation

                              By:      /s/ David M. Strong
                                       -------------------------------
                                       David M. Strong, Vice President


STATE OF COLORADO          )
                           )  ss.
CITY AND COUNTY OF DENVER  )

     The foregoing guaranty was acknowledged before me this 21st day of January, 2000, by David M. Strong, as Vice President of Wellsford Real Properties, Inc., a Delaware corporation.

         WITNESS my hand and official seal.

         My commission expires:  September 6, 2002



                        /s/ Susan M. Messenger
                        ------------------------------------------
                        Notary Public

                                    EXHIBITS

EXHIBIT A        [INTENTIONALLY OMITTED]
EXHIBIT B        Construction Procedures

EXHIBIT C        Deposit and Contract Administration Agreement
EXHIBIT D        Final Closing Funding Conditions
EXHIBIT E        Description of Infrastructure
EXHIBIT F        Description of Infrastructure Land
EXHIBIT G        Description of the Land
EXHIBIT H        Description of the Master Development Land
EXHIBIT I        [INTENTIONALLY OMITTED]
EXHIBIT J        Property Management Agreement
EXHIBIT K        Release and Waiver
EXHIBIT L        Pledge and Security Agreement -- Feld to WPHC
EXHIBIT M        Pledge and Security Agreement -- WPHC to Feld
EXHIBIT N        Description of Plans and Specifications
EXHIBIT O        Final Project Budget
EXHIBIT P        Calculation of the Feld Incentive Fee
EXHIBIT Q        Assignment of Interest -- Call Option
EXHIBIT R        Assignment of Interest -- Put Option
EXHIBIT S-1      Architect's Certificate
EXHIBIT S-2      Engineer's Certificate
EXHIBIT T        [INTENTIONALLY OMITTED]
EXHIBIT U        Substitution Agreement

                                    EXHIBIT A

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

                             CONSTRUCTION PROCEDURES

1. Requests for advances by the Construction Lender for payment of costs of labor, materials, and services supplied for the construction of the improvements and other items shown in the Project Budget shall be submitted by Feld, not more frequently then as specified in the Construction Loan, after actual commencement of construction of the improvements. WPHC, and the Construction Consultant shall be provided with copies of the application for advance simultaneously with delivery to the Construction Lender, except as otherwise provided in Section 6.6 of the Operating Agreement.

2. WPHC and the Construction Consultant shall have the right and Feld shall permit them to enter upon the Property and any location where materials which are intended to be utilized in the construction of the improvements are stored for purpose of inspection of the Property and such materials at all reasonable times.

3. Feld shall timely comply with and promptly furnish to WPHC and Construction Consultant a true and complete copy of any notice or claim by any governmental authority pertaining to the Property and of any notice or claim from the Construction Lender or any subcontractor or supplier with respect to the Project.

4. Feld shall disburse all advances for payment of costs and expenses for purposes specified in the Project Budget, and for no other purpose.

5. WPHC and Construction Consultant shall be advised, in advance of, and shall have the right to attend all meetings pertaining to the construction of the improvements. Feld agrees to use his best efforts to attempt to notify WPHC and Construction Consultant reasonably in advance of such meetings in order to allow attendance at such meeting by representatives of WPHC and the Construction Consultant.

6. Feld shall not reallocate to other line items any portion of the line items in the Project Budget that relate to Construction Loan interest or loan fees.

7. Feld shall deliver copies of the monthly construction ledger to WPHC on or before the 10th day of the following month.

8. Change orders shall be dealt with as provided in Section 6.7 of the Operating Agreement.

                                    EXHIBIT C

                  DEPOSIT AND CONTRACT ADMINISTRATION AGREEMENT

                                    EXHIBIT D

                        FINAL CLOSING FUNDING CONDITIONS

     (a) No Default; Certificate From Feld. There shall be no uncured default by Feld under this Agreement and no uncured default under the Construction Loan, and WPHC shall have received a certificate from Feld that the representations, warranties and covenants of Feld in Articles 6 and 13 are materially true and accurate as of the date of the proposed Final Closing and that Feld and the Company are not in default of any of their obligations hereunder or under any contracts or agreements relating to the Project as of the date of the proposed Final Closing.

     (b) Construction Loan. Feld shall provide evidence satisfactory to WPHC that the principal amount of the Construction Loan and all accrued interest thereon have either been paid in full or will be paid in full from the proceeds of the Final Closing Capital Contribution immediately upon the funding of the Final Closing Capital Contribution. Such evidence may consist of a payoff letter in form sufficient to allow the title insurer to insure over the lien of the Construction Loan.

     (c) Physical Inspection. The Construction Consultant shall have prepared a physical inspection report reasonably satisfactory to WPHC.

     (d) Final Completion; Development Deficits. Final Completion of the Project shall have occurred, and all Development Deficit Payments shall have been made by Feld.

     (e) Lien Waivers. Feld shall obtain and provide copies to WPHC of unconditional lien releases from all subcontractors, materialmen and providers of labor, equipment, material and/or services to the Property and the Project, as to all work performed and materials purchased in connection with the construction of the Project, in form reasonably satisfactory to WPHC or, with respect to any liens not so released, Feld shall have provided surety bonds to which any contested liens are transferred (and released from the Property) and title insurance over any such liens.

     (f) Title Policy. The title insurance company shall have issued the following endorsements to the Company's title policy: (1) an endorsement indicating that the Company owns fee simple title to the Project Land and that the Project Land will be free and clear of the Construction Loan upon payment of the Final Closing Capital Contribution; (2) a "date down" endorsement to the title policy extending the effective date of the title policy to the date of Final Closing and showing no exceptions to title other than the exceptions reflected on the title policy as of Initial Closing, except as shall be acceptable to WPHC in its reasonable judgment; (3) an endorsement affording mechanics lien coverage; (4) an endorsement increasing the amount of insurance by an amount equal to the Final Closing Capital Contribution; and (5) such other endorsements as WPHC may reasonably require, including without limitation, the following: (i) 103.1 and 103.2 (Encroachments) to the extent required and available; (ii) 103.7 (Property Abuts Open Street); (iii) 107.2 (Increase Policy Amount) for the amount of the Final Closing Capital

Contribution plus the Initial Closing Capital Contribution; (iv) 110.1 (Deleting Standard Exceptions) if not already provided; (v) 110.2 (Special Exceptions) if any new exceptions appear that are not acceptable to WPHC in its sole discretion; (vi) 115.2 (PUD); (vii) 116.1 (Survey); (viii) 123.2 (Zoning).

     (g) Survey. WPHC shall have received and approved an updated and recertified as-built survey reasonably satisfactory to WPHC dated no more than thirty (30) days prior to the date of Final Closing, showing no encroachments or other adverse matters affecting title to the Project, except as shall be reasonably acceptable to or have been previously approved in writing by WPHC.

     (h) As-Built Plans and Specifications. Feld shall have submitted to WPHC a written document executed by Feld, the architect and the general contractor certifying no material change to the approved "for-construction" Plans and Specifications except any changes stated therein that have previously been approved by WPHC.

     (i) Permits, Licenses and Certificates of Occupancy. WPHC shall have received a copy of the final and unconditional certificate or certificates of occupancy issued by the appropriate governmental authorities for the Project in its entirety and a copy of any permits and licenses which are required for the operation and use of the Project.

     (j) Architect's and Engineer's Certificates. Feld shall have delivered to WPHC an architect's certificate in the form attached hereto as Exhibit S-1 and an Engineer's Certificate in the form attached hereto as Exhibit S-2.

     (k) Payment of Taxes. WPHC shall have received satisfactory evidence (which may be included in the title policy described in subsection (f) of these Final Closing Funding Conditions) that all real property taxes and assessments for the Project due and payable through the date of funding have been timely and fully paid.

     (l) Release and Waiver. Feld and each affiliate of Feld that is a party to an Approved Affiliate Agreement shall have executed for the benefit of the Members a Release and Waiver, substantially in the form attached hereto as Exhibit K with respect to all liabilities incurred by Feld during its period of membership in the Company, including, without limitation, all liabilities incurred by Feld under the Architect's Agreement, the construction contract for the construction of the Project, and any contracts, agreements, or other instruments entered into by Feld in connection with the construction of the Project or the business of the Company.

                                    EXHIBIT E

                          DESCRIPTION OF INFRASTRUCTURE

                                    EXHIBIT F

                       DESCRIPTION OF INFRASTRUCTURE LAND

                                    EXHIBIT G

                             DESCRIPTION OF THE LAND

PARCEL 1

LOT 4A, HIGHLANDS RANCH FILING NO. 126-A, 6TH AMENDMENT, RECORDED AT REC. NO. 99084341 IN THE OFFICE OF THE CLERK AND RECORDER OF THE COUNTY OF DOUGLAS, STATE OF COLORADO.


PARCEL 2

THAT CERTAIN PERPETUAL EASEMENT INTEREST AND ESTATE APPURTENANT TO PARCEL 1 AND ALL RIGHTS AND PRIVILEGES IN CONNECTION THEREWITH, RESERVED BY PARK AT HIGHLANDS LLC, A COLORADO LIMITED LIABILITY COMPANY, ITS SUCCESSORS, ASSIGNS AND DESIGNEES, UNDER AND PURSUANT TO THE TERMS OF THAT CERTAIN SPECIAL WARRANTY DEED, EXECUTED BY PARK AT HIGHLANDS LLC, GRANTOR, TO PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION, A COLORADO NON-PROFIT CORPORATION, GRANTEE, RECORDED JANUARY 3, 1996, UNDER RECEPTION NO. 9600509 IN THE OFFICE OF THE CLERK AND RECORDER OF DOUGLAS COUNTY, COLORADO, COVERING THE REAL PROPERTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     TRACT A, HIGHLANDS RANCH FILING NO. 126-A, 1ST AMENDMENT, AS FILED ON DECEMBER 19, 1995 UNDER RECEPTION NO. 9560621 IN THE OFFICE OF THE CLERK AND RECORDER OF DOUGLAS COUNTY, COLORADO.

                                    EXHIBIT H

                   DESCRIPTION OF THE MASTER DEVELOPMENT LAND



LOT 5A, HIGHLANDS RANCH FILING 126-A, 6TH AMENDMENT, RECORDED AT REC. NO. 99084341 IN THE OFFICE OF THE CLERK AND RECORDER OF DOUGLAS COUNTY, COLORADO.

                                    EXHIBIT I

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT J

                          PROPERTY MANAGEMENT AGREEMENT

                                    EXHIBIT K

                       RELEASE AND WAIVER - FINAL CLOSING

                                    EXHIBIT L

                      PLEDGE AND SECURITY AGREEMENT BY FELD

                                    EXHIBIT M

                      PLEDGE AND SECURITY AGREEMENT BY WPHC

                                    EXHIBIT N

                            PLANS AND SPECIFICATIONS


(to be approved by all Members prior to the closing of the Construction Loan and a description thereof to be attached hereto at or before Construction Loan Closing)

                                    EXHIBIT O

                              FINAL PROJECT BUDGET

                                    EXHIBIT P

                  CALCULATION AND PAYMENT OF THE INCENTIVE FEE

NOTE:This Exhibit is retained solely for the purpose of calculating the allocation of Infrastructure costs. No Incentive Fee shall be due or payable under this Agreement.

     1. Definitions. The following definitions shall apply for the purpose of calculation of the Incentive Fee:

     a. "Cost Recovery" shall mean that (I) the sum of Disposition Recovery, Land Recovery, and Ownership Recovery, exceeds (II) Infrastructure Costs for any an all phases of the Infrastructure, plus interest on Infrastructure Costs at an annual rate of nine percent, compounded monthly. Cost Recovery shall be determined on a calendar year basis; such determination shall be made by March 31 of each year for the preceding calendar year.

     b. "Disposition Recovery" shall mean (I) the sale proceeds net of all costs of closing and brokerage costs received by the Company from a sale of the Project by the Company, plus (II) the sale proceeds net of all costs of closing and brokerage costs received from the sale of Future Projects by the initial owner(s) of such Future Projects, minus (III) Total Development Costs for the Project (if sold by the Company) and Total Development Costs for all Future Projects (which have been sold).

     c. "Future Project" shall mean any apartment project constructed by WPHC, WRP or an Affiliate of them (provided that WPHC or WRP directly or indirectly owns 50% or more of such Affiliate), which project is constructed on the Master Development Land. "Future Project" shall not include, however, the Project which is the subject of the Operating Agreement.

     d. "Incentive Cap" shall mean the lesser of $1,957,447.00 or the product of $4,255.32 and the number of apartment units actually constructed in Phase I. If subsequent phases are developed, each will have an Incentive Cap based on the number of units in such phases and a per unit limit of $4,255,32. In no event shall the Incentive Cap for all phases exceed an aggregate of $8,000,000.

     e. "Land Recovery" shall mean (I) the amount(s) received by WPHC in connection with the sale(s) of all or a portion of its interest in the Land Contract or in the Master Development Land acquired by it pursuant to the Land Contract, minus (II) the purchase price paid by the WPHC or its Affiliates for such Master Development Land, plus all closing costs and incidental holding and carrying costs at an assumed annual interest rate of nine percent (9%), and the earnest money deposit in connection with the Land Contract unless and until such earnest money deposit is applied against the purchase price of Master Development Land. Land Recovery shall not include any amounts received from the sale of the Project or a Future Project.

     f. "Ownership Recovery" shall mean (I) the Project Value for the Project and any Future Projects, minus (II) Total Development Costs for the Project and all such Future Projects. If the Project or a Future Project is sold anytime during the calendar year preceding the date of determination of Cost Recovery, such Project or Future Project shall not be included in the calculation of Ownership Recovery for such calendar year.

     g. "Project NOI" shall mean the Net Operating Income for the Project or a Future Project for the calendar year preceding the date of determination of Cost Recovery.

     h. "Project Value" shall mean with respect to the Project or any Future Project the Project NOI for such Project or Future Project divided by ten percent (10.0%).

     i. "Stabilized NOI" shall mean the Net Operating Income for Phase II for the 12 month period following the Stabilization Date.

     j. "Stabilization Date" shall mean the first day of the month following the date on which any one of the following shall have occurred: (i) 93% occupancy in the operations of the Project at any point in time; (ii) 6 months after issuance of a certificate of occupancy for all of the apartments comprising the Project; or (iii) forty-two (42) months after the Initial Closing.

     k. "Total Development Costs" with respect to the Project shall mean Total Development Costs as set forth in the Operating Agreement, and with respect to any Future Phase shall have an equivalent meaning. Total Development Costs does not include an allocation of Infrastructure Costs.

     l. "Target Fee" shall mean an amount equal to 3% of Total Development Costs (including any Cost Saving Fee paid to Feld).

     m. "Yield" shall mean (i) Stabilized NOI, divided by (ii) the sum of (A) Total Development Costs (including any Cost Saving Fee paid to Feld), (B) the Incentive Fee, (C) the Infrastructure Costs allocable to the Project (i.e. for Phase I, 24.26% of total Infrastructure Cost), and (D) interest at 9%, compounded monthly, on the pro rata share of the Infrastructure Cost.

     2. Calculation of Incentive Fee. The LLC's accountants shall calculate the Incentive Fee promptly after they have sufficient information to accurately calculate Stabilized NOI. The Incentive Fee shall equal the following, provided that in no event shall the Incentive Fee exceed the Incentive Cap:

     a. If the Yield is 9% or less, the Incentive Fee shall equal zero;

     b. If the Yield is greater than 9% and less than or equal to 10%, then the Incentive Fee shall equal (A) the Target Fee, multiplied by (B) the Yield minus 9%, multiplied by (C) 100.

     c. If the Yield is greater than 10% and less than or equal to 11.5%, then the Incentive Fee shall equal the following:

          (i) the Target Fee, plus

          (ii) (A) the Incentive Cap minus the Target Fee, multiplied by (B) the Yield minus 10%, divided by (C) 1.5, multiplied by (D) 100.

     d. If the Yield is greater than 11.5%, then the Incentive Fee shall equal the Incentive Cap.

     3. Payment of Incentive Fee. The Incentive Fee shall be deemed earned at the time it is calculated but shall not be due or payable unless and until Cost Recovery has occurred. The Incentive Fee shall accrue simple interest at 9% per annum from the date it is deemed earned until paid.

     4. Accelerated Payment of Incentive Fee. Notwithstanding anything to the contrary in this Exhibit P, if WPHC, in its sole discretion, causes the Final Closing to occur more than thirty (30) days prior to the Outside Date, then the Incentive Fee shall equal the Target Fee and the Company shall pay 50 percent of such Incentive Fee at the Final Closing and 50 percent of such Incentive Fee within two years of the date of Final Closing.

     5. Allocation of Infrastructure Costs. The allocation of Infrastructure Costs for purposes of the calculation of the Incentive Fee is solely for such purpose and is distinct from and will not be modified by the actual allocation of Infrastructure Costs per unit.

                                    EXHIBIT Q

                 EXERCISE OF CALL OPTION; ASSIGNMENT OF INTEREST
                                POWER OF ATTORNEY


     THIS ASSIGNMENT OF INTEREST (this "Assignment") is made and entered into as of the ____ day of ______________ 2000, by and between Al Feld, an individual ("Assignor"), and Wellsford Park Highlands Corp., a Colorado corporation ("Assignee").

                                    RECITALS

     b. Pursuant to that certain Operating Agreement (the "Operating Agreement") of Green River at Palomino Park LLC, a Colorado limited liability company (the "Company") dated as of January ____, 2000, by and among Assignor and Assignee, Assignee is the owner of an option (the "Call Option") to acquire the ownership interest of Assignor in the Company as of the date hereof (including the right of Assignor to receive any distributions related to any periods prior to and including the date hereof), which ownership interest includes the right of Assignor to any and all benefits to which Assignor may be entitled as a Member and as a Manager (each as defined in the Operating Agreement), as provided in the Operating Agreement or the version of the Colorado Limited Liability Company Act adopted by the State of Colorado, Co. Rev. Stat. ss.ss.7-80-101 to 7-80-913, as amended from time to time (the "Act"), together with the unaccrued obligations of Assignor, in its capacity as a Member and Manager, to comply with all the terms and provisions of the Operating Agreement and the Act (collectively, the "Ownership Interest").

     c. In accordance with Section 16.2.1 of the Operating Agreement, Assignee, by its execution and delivery of this Assignment to Assignor, hereby desires (i) to exercise the Call Option as contemplated therein and (ii) to cause Assignor to resign as Member and Manager of the Company.

     d. Assignor has agreed, concurrently with the exercise of the Call Option by Assignee: (i) to assign and sell the Ownership Interest to Assignee pursuant to the terms and conditions set forth in the Operating Agreement and (ii) to appoint Assignee as its true and lawful attorney-in-fact, as set forth herein.

     e. Terms not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

                                    AGREEMENT

     In consideration of the receipt of Ten and no/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor and Assignee hereby agree as follows:

     1. Assignment and Assumption. Concurrently with and conditioned upon the satisfaction of all of the conditions and covenants of Section 16.2.1 of the Operating Agreement, Assignor hereby assigns, grants and conveys to Assignee all of Assignor's right, title and interest in and to the Ownership Interest. Assignee hereby assumes the Ownership Interest and agrees to be bound by and comply with and perform all of the obligations of Assignor in its capacity as a Member and as a Manager arising under the Operating Agreement which accrue after the date hereof. Assignor shall remain obligated to perform all of the obligations of Assignor under the Operating Agreement (i) which are not expressly assumed hereunder or (ii) which have accrued on or prior to the date hereof. Further, all benefits of the Operating Agreement relating to Assignor, including, without limitation, the right to receive any distributions related to any periods prior to and including the date hereof, shall inure to the benefit of Assignee.

     2. Representation and Warranty of Assignor. Assignor represents and warrants that: (i) Assignor is the sole owner of the entire Ownership Interest;
(ii) Assignor is not in default under or in breach of any of the terms, covenants or provisions of the Operating Agreement, and Assignor knows of no event which, but for the passage of time or the giving of notice, or both, would constitute an event of default under or a breach of the Operating Agreement by Assignor; (iii) Assignor is duly authorized to execute and deliver this Assignment; and (iv) the Ownership Interest is free and clear of any and all liens, security interests, encumbrances, and competing claims.

     3. Appointment of Assignee as Attorney-in-Fact. Effective as of the date hereof, Assignor hereby irrevocably constitutes and appoints Assignee to be its true and lawful attorney-in- fact to act for Assignor, in the name, place and stead of Assignor, for the following purposes:

     to endorse any check or other instrument payable to Assignor in connection with the Project, to submit claims and otherwise deal with all insurance and insurance proceeds with respect to the Project, to execute and file with the appropriate governmental authority or office any and all certificates, reports or other evidence of the withdrawal of Assignor from the Company, and to perform such other acts as may be necessary to carry out the purpose and intent of the within assignment or to continue the business of the Company.

Assignor hereby ratifies, acknowledges and confirms all acts taken by Assignee, as attorney-in-fact, pursuant to this appointment. Assignor hereby revokes, annuls and cancels any and all powers of attorney, if any, previously executed by Assignor with respect to such stated purposes, and the same shall be of no further force or effect. Assignor hereby acknowledges that such power shall be coupled with an interest and shall survive the disability or death of the Assignor.

     4. Indemnity. Assignor hereby agrees to indemnify and defend Assignee and hold it harmless against any claim, loss or liability arising from any of the following: (i) any breach of any representation or warranty hereunder; or (ii) any assertion that Assignee is liable for any debts or obligations of Assignor, whether based on any act or omission of Assignor which occurs prior or subsequent to the date of this Assignment.

     5. Governing Law. This Assignment shall be governed by and construed under the laws of the State of Colorado.

     6. Successors and Assigns. This Assignment shall inure to the benefit and be binding upon the successors and assigns of Assignor and Assignee.

     7. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Assignment is executed to be effective as of the date first set forth above.

                     ASSIGNOR:



                     AL FELD, an individual


                     ASSIGNEE:

                     WELLSFORD PARK HIGHLANDS CORP., a
                     Colorado corporation

                     By:
                              Name:

                              Title:

CONSENT:

     Pursuant to Section 18.1.1 of the Operating Agreement and Section 7-80-801(1)(c) of the Act, Assignee hereby consents to the continuation of the business of the Company, notwithstanding the withdrawal and resignation of Assignor as a Member of the Company.

                     ASSIGNEE:

                     WELLSFORD PARK HIGHLANDS CORP., a
                     Colorado corporation

                     By:
                              Name:

                              Title:


[NOTE: Continuing Members to execute Unanimous Written Consent per Schedule A attached hereto.]

STATE OF COLORADO          }
                           }ss
COUNTY OF ______________   }

         The foregoing instrument was acknowledged before me on ____________, 2000, by AL FELD, an individual.

         My Commission expires: __________________________


         ------------------------------------------
         Notary Public

STATE OF COLORADO          }
                           }ss
COUNTY OF _____________    }

     The foregoing instrument was acknowledged before me on _____________, 2000, by ______________, as ___________________ of Wellsford Park Highlands Corp., a
Colorado corporation.

         My Commission expires: __________________________


         ------------------------------------------
         Notary Public

                                  SCHEDULE A TO
                                    EXHIBIT Q

                            UNANIMOUS WRITTEN CONSENT
                               IN LIEU OF MEETING
                                       BY
                                 THE MEMBERS OF
                        GREEN RIVER AT PALOMINO PARK LLC,
                      a Colorado Limited Liability Company

                          __________________ ___, 2000

     Section 7-80-711 of the Colorado Limited Liability Company Act, as amended (the "Act") provides that any action required or permitted to be taken at a meeting of the members of a limited liability company may be taken without a meeting if a written consent, setting forth the action so taken, shall be signed by all the members entitled to vote with respect to the subject matter thereof and delivered to the limited liability company in the manner described in the Act. Section 15.10 of that certain Operating Agreement ("Operating Agreement") of Green River at Palomino Park LLC (the "Company"), a Colorado limited liability company, dated as of January ____, 2000, by and between Al Feld and Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), provides that action required or permitted to be taken at a meeting of Members of the Company, may be taken without a meeting under similar circumstances.

The undersigned, which constitute all of the Remaining Members (defined below) of the Company, by signing this document, waive any and all notice that may be required for a meeting of the members of the Company and take the following action:

     WHEREAS, pursuant to Section 16.2.1 of the Operating Agreement, WPHC, by executing the attached Exercise of Call Option, Assignment of Interest and Power of Attorney attached hereto as Exhibit L-1, has given notice to the Company of its desire (i) to exercise the Call Option as contemplated in the Operating Agreement and (ii) to cause Al Feld to resign as Member and Manager of the Company; and

     WHEREAS,  the Members other than Al Feld (the "Remaining  Members")  desire
(i) to accept the withdrawal and resignation of Al Feld as Member and Manager of the Company, (ii) to consent to the transfer and assignment of the Ownership Interest (as defined in the attached exhibit) of Al Feld to WPHC, (iii) to appoint and elect WPHC as the successor Manager to Al Feld, to hold office until removed pursuant to Section 12.12 of the Operating Agreement or until its successor has been elected and qualified; and (iv) to consent to continue the business of the Company after the resignation and termination of Al Feld as Member and Manager of the Company;

     RESOLVED, that the Remaining Members hereby accept the withdrawal and resignation of Al Feld as Member and Manager of the Company; and

     FURTHER RESOLVED, that the Remaining Members hereby (i) consent to the transfer and assignment of the Ownership Interest (as defined in the attached exhibit) of Al Feld to WPHC, (ii) appoint, elect and qualify WPHC as the successor Manager to Al Feld, to hold office until removed pursuant to Section
12.12 of the Operating Agreement or until its successor has been elected and qualified; (iii) consent to continue the business of the Company after the resignation and termination of Al Feld as Member and Manager of the Company; and
(iv) authorize the Members to execute, deliver and take all action necessary to effectuate the actions contemplated under the attached Exhibit L-1.

     This Consent, when signed by all of the Remaining Members of the Company and delivered to the Company in the manner prescribed in the Act, shall have the same force and effect as a unanimous vote, and may be stated as such in any document.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date above written.

                          WELLSFORD PARK HIGHLANDS CORP.,
                          a Colorado corporation, Member

                          By:
                          Title:

                                    EXHIBIT R

                 EXERCISE OF PUT OPTION; ASSIGNMENT OF INTEREST
                                POWER OF ATTORNEY


     This ASSIGNMENT OF INTEREST (this "Assignment") is made and entered into as of the ____ day of ___________________ , 2000, by and between Al Feld, an individual ("Assignor"), and Wellsford Park Highlands Corp., a Colorado corporation ("Assignee").

                                    RECITALS

     A. Pursuant to that certain Operating Agreement (the "Operating Agreement") of Green River at Palomino Park LLC, a Colorado limited liability company (the "Company") dated as of January ___, 2000, by and between Assignor and Assignee, Assignor is the owner of an option (the "Put Option") to cause Assignee to acquire the ownership interest of Assignor in the Company as of the date hereof (including the right of Assignor to receive any distributions related to any periods prior to and including the date hereof), which ownership interest includes the right of Assignor to any and all benefits to which Assignor may be entitled as a Member and as a Manager (each as defined in the Operating Agreement), as provided in the Operating Agreement or the version of the Colorado Limited Liability Company Act adopted by the State of Colorado, Co. Rev. Stat. ss.ss.7-80- 101 to 7-80-913, as amended from time to time (the "Act"), together with the unaccrued obligations of Assignor, in its capacity as a Member and Manager, to comply with all the terms and provisions of the Operating Agreement and the Act (collectively, the "Ownership Interest").

     B. In accordance with Section 16.2.2 of the Operating Agreement, Assignor, by its execution and delivery of this Assignment to Assignee, hereby desires (i) to exercise the Put Option as contemplated therein and (ii) to resign as Member and Manager of the Company.

     C. At Final Closing (as defined in the Operating Agreement), concurrently with the above exercise of the Put Option by Assignor, (i) Assignee has agreed to acquire and buy the Ownership Interest from Assignor pursuant to the terms and conditions set forth in the Operating Agreement, provided that all of the Final Closing Funding Conditions have been satisfied and (ii) Assignor has agreed to appoint Assignee as its true and lawful attorney-in-fact, as set forth herein.

     D. Terms not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

                                    AGREEMENT

     In consideration of the receipt of Ten and no/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignor to Assignee, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignee, Assignor and Assignee hereby agree as follows:

     1. Assignment and Assumption. At Final Closing (as defined in the Operating Agreement), concurrently with and conditioned upon the satisfaction of all of the conditions and covenants of Section 16.2.2 of the Operating Agreement, (i) Assignor hereby assigns, grants and conveys to Assignee all of Assignor's right, title and interest in and to the Ownership Interest and (ii) Assignee hereby assumes the Ownership Interest and agrees to be bound by and comply with and perform all of the obligations of Assignor in its capacity as a Member and as Manager, arising under the Operating Agreement which accrue after the date hereof. Assignor shall remain obligated to perform all of the obligations of Assignor under the Operating Agreement (i) which are not expressly assumed hereunder or (ii) which have accrued on or prior to the date hereof.

     Further, all benefits of the Operating Agreement relating to Assignor, including, without limitation, the right to receive any distributions related to any periods prior to and including the date hereof, shall inure to the benefit of Assignee.

     2. Representation and Warranty of Assignor. Assignor represents and warrants that: (i) Assignor is the sole owner of the entire Ownership Interest;
(ii) Assignor is not in default under or in breach of any of the terms, covenants or provisions of the Operating Agreement, and Assignor knows of no event which, but for the passage of time or the giving of notice, or both, would constitute an event of default under or a breach of the Operating Agreement by Assignor; (iii) Assignor is duly authorized to execute and deliver this Assignment; and (iv) the Ownership Interest is free and clear of any and all liens, security interests, encumbrances, and completing claims.

     3. Appointment of Assignee as Attorney-in-Fact. Effective as of the date hereof, Assignor hereby constitutes and appoints Assignee to be its true and lawful attorney-in-fact to act for Assignor, in the name, place and stead of Assignor, for the following purposes:

     to endorse any check or other instrument payable to Assignor in connection with the Project, to submit claims and otherwise deal with all insurance and insurance proceeds with respect to the Project, to execute and file with the appropriate governmental authority or office any and all certificates, reports or other evidence of the withdrawal of Assignor from the Company, and to perform such other acts as may be necessary to carry out the purpose and intent of the within assignment or to continue the business of the Company.

Assignor hereby ratifies, acknowledges and confirms all acts taken by Assignee, as attorney-in-fact, pursuant to this appointment. Assignor hereby revokes, annuls and cancels any and all powers of attorney, if any, previously executed by Assignor with respect to such stated purposes, and the same shall be of no further force or effect. Assignor hereby acknowledges that such power shall be coupled with an interest and shall survive the disability or death of the Assignor.

     4. Indemnity. Assignor hereby agrees to indemnify and defend Assignee and hold it harmless against any claim, loss or liability arising from any of the following: (i) any breach of any representation or warranty hereunder; or (ii) any assertion that Assignee is liable for any debts or obligations of Assignor, whether based on any act or omission of Assignor which occurs prior or subsequent to the date of this Assignment.

     5. Governing Law. This Assignment shall be governed by and construed under the laws of the State of Colorado.

     6. Successors and Assigns. This Assignment shall inure to the benefit and be binding upon the successors and assigns of Assignor and Assignee.

     7. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Assignment is executed to be effective as of the date first set forth above.

                    ASSIGNOR:



                    AL FELD, an individual


                    ASSIGNEE:

                    WELLSFORD PARK HIGHLANDS CORP., a
                    Colorado corporation

                    By:
                             Name:
                             Title:

CONSENT:

Pursuant to Section 18.1.1 of the Operating Agreement and Section 7-80-801(1)(c) of the Act, Assignee hereby consents to the continuation of the business of the Company, notwithstanding the withdrawal and resignation of Assignor as a Member of the Company.

                    ASSIGNEE:

                    WELLSFORD PARK HIGHLANDS CORP., a
                    Colorado corporation

                    By:
                             Name:
                             Title:


[NOTE: Continuing Members to execute Unanimous Written Consent per Schedule A attached hereto.]



STATE OF COLORADO          }
                           }ss
COUNTY OF _____________    }


         The foregoing instrument was acknowledged before me on ____________, 2000, by AL FELD, an individual.

         My Commission expires: __________________________


         ------------------------------------------
         Notary Public

STATE OF COLORADO          }
                           }ss
COUNTY OF _____________    }

     The foregoing instrument was acknowledged before me on _____________, 2000, by ______________, as ___________________ of Wellsford Park Highlands Corp., a
Colorado corporation.

         My Commission expires: __________________________


         ------------------------------------------
         Notary Public

                                   SCHEDULE A
                                  TO EXHIBIT R

                            UNANIMOUS WRITTEN CONSENT
                               IN LIEU OF MEETING
                                       BY
                                 THE MEMBERS OF
                        GREEN RIVER AT PALOMINO PARK LLC,
                      a Colorado Limited Liability Company

                          __________________ ___, 2000

     Section 7-80-711 of the Colorado Limited Liability Company Act, as amended (the "Act") provides that any action required or permitted to be taken at a meeting of the members of a limited liability company may be taken without a meeting if a written consent, setting forth the action so taken, shall be signed by all the members entitled to vote with respect to the subject matter thereof and delivered to the limited liability company in the manner described in the Act. Section 15.10 of that certain Operating Agreement ("Operating Agreement") of Green River at Palomino Park LLC (the "Company"), a Colorado limited liability company, dated as of January ____, 2000, by and between Al Feld and Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), provides that action required or permitted to be taken at a meeting of Members of the Company, may be taken without a meeting under similar circumstances.

 The undersigned, which constitute all of the Remaining Members (defined below) of the Company, by signing this document, waive any and all notice that may be required for a meeting of the members of the Company and take the following action:

     WHEREAS, pursuant to Section 16.2.2 of the Operating Agreement, Al Feld, by executing the attached Exercise of Put Option, Assignment of Interest and Power of Attorney attached hereto as Exhibit L-2, has given notice to the Company of its desire (i) to exercise the Put Option as contemplated in the Operating Agreement and (ii) to resign as Member and Manager of the Company; and

     WHEREAS,  the Members other than Al Feld (the "Remaining  Members")  desire
(i) to accept the withdrawal and resignation of Al Feld as Member and Manager of the Company, (ii) to consent to the transfer and assignment of the Ownership Interest (as defined in the attached exhibit) of Al Feld to WPHC, (iii) to appoint and elect WPHC as the successor Manager to Al Feld, to hold office until removed pursuant to Section 12.12 of the Operating Agreement or until its successor has been elected and qualified; and (iv) to consent to continue the business of the Company after the resignation and termination of Al Feld as Member and Manager of the Company;

     RESOLVED, that the Remaining Members hereby accept the withdrawal and resignation of Al Feld as Member and Manager of the Company; and

     FURTHER RESOLVED, that the Remaining Members hereby (i) consent to the transfer and assignment of the Ownership Interest (as defined in the attached exhibit) of Al Feld to WPHC, (ii) appoint, elect and qualify WPHC as the successor Manager to Al Feld, to hold office until removed pursuant to Section
12.12 of the Operating Agreement or until its successor has been elected and qualified; (iii) consent to continue the business of the Company after the resignation and termination of Al Feld as Member and Manager of the Company; and
(iv) authorize the Members to execute, deliver and take all action necessary to effectuate the actions contemplated under the attached Exhibit L-2.

     This Consent, when signed by all of the Remaining Members of the Company and delivered to the Company in the manner prescribed in the Act, shall have the same force and effect as a unanimous vote, and may be stated as such in any document.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date above written.

                       WELLSFORD PARK HIGHLANDS CORP.,
                       a Colorado Corporation, Member

                       By:
                       Title:

                                   EXHIBIT S-1

                         FORM OF ARCHITECT'S CERTIFICATE

                            (Letterhead of Architect)


                            CERTIFICATE OF ARCHITECT

______________, 2000

Green River at Palomino Park LLC
Wellsford Real Properties, Inc.
Wellsford Park Highlands Corp.
l623 Blake Street, Suite 270
Denver, Colorado 80202

Reference:        ______________________
                  ____________, Colorado

Ladies and Gentlemen:

Please refer to the final architectural plans, specifications and Architectural Supplemental Instructions (the "Plans") described in the attached Exhibit A. The undersigned understands that Wellsford Real Properties, Inc. or its designee ("Wellsford") is acquiring an interest in a residential project owned by Green River at Palomino Park LLC, a Colorado limited liability company ("Owner"), located on a parcel of real property in the County of Douglas, State of Colorado, and described on Exhibit B attached hereto (the "Site"), on which Owner has constructed a complex of 264 apartment units known as Green River at Palomino Park (the "Project"). This Certificate is a condition precedent to Wellsford acquiring the Project, and the undersigned acknowledges that Wellsford will be relying upon this Certificate in consummating such transaction.

With such understanding, the undersigned has reviewed the Plans, the construction of the Project in relationship to the Plans, and its conformity and compliance with applicable laws and regulations (i.e., applicable federal, state, county and municipal laws and regulations and ordinances, including without limitation, governing building and fire codes, zoning, subdivision and land use laws and regulations, environmental and safety statutes and regulations, and the rules and regulations of other governmental agencies having jurisdiction over the Site or the Project ("Applicable Laws"). Based upon these reviews and upon due professional investigation, the undersigned declares on its behalf and certifies to and for the benefit of only Owner and Wellsford that:

1. The undersigned is the architect who prepared the Plans and coordinated and supervised the construction of the Project.

2. The Project contains 424 apartment units in __ buildings with a total of approx. _______ square feet of gross leasable living area ("GLA"), and _______ parking spaces (including ____ detached garage spaces), with related amenities and facilities. The GLA is calculated from the Plans and the square footage includes the outside face of frame and the interior stairs, but excludes the interior storage space and any non-usable space.

3. We have examined all applicable materials relative to those types of restrictions and requirements sometimes referred to as use, dimensional, bulk and parking restrictions, jurisdictional wetlands requirements, setback and buffering requirements, density restraints, landscaping and vegetation preservation ordinances, laws, rules and regulations and environmental restraints, which relate to the Site (hereinafter referred to as "Development Constraints") and have determined, to the best of our knowledge, that the Project and Site are in compliance with the Development Constraints and are permitted as a matter of right.

4. The Site is zoned Highlands Ranch Planned Development - Planning areas 73 (Town Center) and 67 (High Density Residential) under the applicable regulations of the County of Douglas, Colorado.

5. The improvements contemplated by the Plans have been completed in substantial compliance therewith with no material changes, except for
     Architectural                   Supplemental                   Instructions
     ____________________________________________;  and except for Change Orders
     _____________________ which have been approved by Wellsford; and except for the items in the attached Exhibit C and estimated cost-to-complete as shown.

6. We are of the opinion that the Project has been designed in accordance with the applicable provisions of Colorado law, the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101, et seq., as amended, and any other applicable law, rule or regulation of any kind or description relating to the elimination of architectural barriers for the handicapped.

7. All amounts due and payable to us under or in connection with the Standard form of Agreement between Owner and Architect for Housing Services dated _________, 19__, and all amendments thereto, with regard to the Project have been paid in full.

8. The Project, the Plans and all improvements comply with known Applicable Laws, including without limitation, the applicable Plat, and all necessary and required notices, permits or license agreements in connection with the Plans. To the best of our knowledge, all permits, licenses and approvals required for the construction of the improvements contemplated by the Plans and for the use and occupancy of the Project, including, without limitation, all final certificates of occupancy, have been obtained from the applicable governmental or quasi- governmental agency having jurisdiction or any private party from whom any license is required.

9.   The improvements are ready for occupancy.

10. The undersigned is a licensed architect and has the power and authority to render this Certificate and to execute and deliver it on behalf of
     _______________.

For the purposes of this Certificate, the terms "known" and "to the best of our knowledge" shall mean and include information actually known to the undersigned or should have been known to it upon diligent inquiry or of which the undersigned has received constructive notice.

Very truly yours,




By:

         Supervising Architect

Dated:________________________

                                  EXHIBIT A TO
                            CERTIFICATE OF ARCHITECT

                                  DRAWING LIST


ARCHITECTURAL:


STRUCTURAL:


FOUNDATION:

MECHANICAL:


PLUMBING:


ELECTRICAL:


LANDSCAPING:

                                  EXHIBIT B TO
                            CERTIFICATE OF ARCHITECT

                                LEGAL DESCRIPTION

LOT 4A, HIGHLANDS RANCH FILING NO. 126-A, 6TH AMENDMENT, RECORDED AT REC. NO. 99084341 IN THE OFFICE OF THE CLERK AND RECORDER OF THE COUNTY OF DOUGLAS, STATE OF COLORADO.

                                  EXHIBIT C TO
                            CERTIFICATE OF ARCHITECT

Incomplete Items                                              Cost of Completion

                                   EXHIBIT S-2

                         FORM OF ENGINEER'S CERTIFICATE

                        (Letterhead of Project Engineer)


                             ENGINEER'S CERTIFICATE

__________________, 2000

Green River at Palomino Park LLC
Wellsford Real Properties, Inc.
Wellsford Park Highlands Corp.
l623 Blake Street, Suite 270
Denver, Colorado 80202

Reference:        ______________
                  _________________, Colorado


Ladies and Gentlemen:

The undersigned understands that __________________________ or its designee ("Wellsford") is acquiring an interest in or is causing the repayment of the construction loan for a residential complex owned by Green River at Palomino Park LLC, a Colorado limited liability company ("Owner"), located on that certain parcel of real property having an address of ______________________ in the City of ___________, County of __________, State of Colorado and described on Exhibit A attached hereto (the "Site"), on which Owner has constructed a complex of ______ apartment units known as ______________ (the "Project"). This Certificate is a condition precedent to Wellsford's acquiring the Project or repaying such loan, and the undersigned acknowledges that Wellsford will be relying upon this Certificate in consummating such transaction.

With such  understanding,  the  undersigned  has reviewed  those portions of the plans and specifications for the Project that are listed on Exhibit B attached hereto (the "Engineering Plans"), the construction of the Project in relationship to the Engineering Plans, and its conformity and compliance with certain applicable laws and regulations. Based upon these reviews and upon due professional investigation, the undersigned declares and certifies to and for the benefit of Owner and Wellsford that:

1. Satisfactory methods of access to and egress from the Site and the Project and adjoining or nearby public ways are available and are sufficient to meet the reasonable needs of the Project and all applicable requirements of public authorities.

     Sanitary water supply and storm sewer and sanitary sewer facilities and other required utilities (gas, electricity, telephone, etc.) are likewise available and are sufficient to meet the reasonable needs of the Project and all applicable requirements of public authorities.

2. We are of the opinion that the Property is not located in a 100-Year Flood Plain or in an identified "flood prone area," as defined by the U.S. Department of Housing and Urban Development, pursuant to the Flood Disaster Protection Act of 1973, as amended, and is not subject to any federal, state or local "wetlands" rules, regulations, ordinances or requirements.

3. We have reviewed and are familiar with all tests and analyses performed and professional recommendations made by soil engineers and other consultants regarding the condition of the soil of the Site. In our professional opinion, the condition of the soil of the Site is adequate to support the Project as completed.

4. We have reviewed the locations of all easements, rights-of-way, subsurface rights or jurisdictional wetlands, and all rules and regulations pertaining to the same in force relating to the Site, and the Plans are prepared so that the Project does not encroach over, across or upon any such easements, rights-of-way, subsurface rights or jurisdictional wetlands and the like, and all necessary permits and approvals required for the Project have been obtained.

5. We have reviewed all deeds, easements, covenants, restrictions and other matters set forth in Schedule B of Title Commitment No. __________ issued by Land Title Guaranty Company, and the Project satisfies and/or does not violate any provisions concerning construction of improvements on the Site set forth in such deeds, easements, covenants, restrictions and other matters.

This Certificate may be relied upon only by Owner and Wellsford.

Very Truly yours,

[ENGINEER]

By:
Title:
Dated:

                                  EXHIBIT A TO
                           CERTIFICATE OF ENGINEERING

                                LEGAL DESCRIPTION

LOT 4A, HIGHLANDS RANCH FILING NO. 126-A, 6TH AMENDMENT, RECORDED AT REC. NO. 99084341 IN THE OFFICE OF THE CLERK AND RECORDER OF THE COUNTY OF DOUGLAS, STATE OF COLORADO.

                                  EXHIBIT B TO
                           CERTIFICATE OF ENGINEERING

                            ______________, Colorado

                                  DRAWING LIST

CIVIL ENGINEERING
 DRAWINGS:


STRUCTURAL:


FOUNDATION:

MECHANICAL:


PLUMBING:


ELECTRICAL:


LANDSCAPING:

                                    EXHIBIT T


                             [INTENTIONALLY DELETED]

                                    EXHIBIT U

                             SUBSTITUTION AGREEMENT